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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         Oil States International, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A
CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                         OIL STATES INTERNATIONAL, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2005

To the Stockholders of
Oil States International, Inc.:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Oil States International, Inc., a Delaware corporation (the "Company"), will be held at The DoubleTree Hotel at Allen Center, 400 Dallas Street, Houston, Texas, on the 18th day of May, 2005 at 9:00 a.m., Central time (the "Annual Meeting"), for the following purposes:

          (1) To elect two (2) Class I members of the Board of Directors (see page 4);

          (2) To ratify the appointment of Ernst & Young LLP as independent accountants for the year ended December 31, 2005 (see page 19); and

          (3) To approve the Oil States International, Inc. 2001 Equity Participation Plan, as amended and restated effective as of February 16, 2005 (the "2001 Equity Participation Plan") (see page 20); and

          (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Company has fixed the close of business on April 7, 2005 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Stockholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares of common stock represented by such proxies will be voted at the Annual Meeting in accordance with the directions given therein. If a stockholder does not specify a choice on such stockholder's proxy, the proxy will be voted FOR the nominees for director named in the attached Proxy Statement, FOR the ratification of the appointment of the independent certified public accountants for the Company named in such Proxy Statement and FOR the approval of the 2001 Equity Participation Plan. The list of stockholders of record of the Company may be examined at the offices of the Company beginning on April 8, 2005 and at the Annual Meeting.

     Further information regarding the Annual Meeting is set forth in the attached Proxy Statement.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

                                          By Order of the Board of Directors

                                          Sincerely,

                                          /s/ ROBERT W. HAMPTON
                                          Robert W. Hampton
                                          Secretary

Houston, Texas
April 15, 2005

                         OIL STATES INTERNATIONAL, INC.
                               THREE ALLEN CENTER
                          333 CLAY STREET, SUITE 4620
                              HOUSTON, TEXAS 77002

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

     The following information is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Oil States International, Inc. (the "Company") to be voted at the annual meeting of stockholders of the Company (the "Annual Meeting"), which will be held at The DoubleTree Hotel at Allen Center, 400 Dallas Street, Houston, Texas, on the 18th day of May, 2005, at 9:00 a.m. local time, for the following purposes:

          (1) To elect two (2) Class I members of the Board of Directors;

          (2) To ratify the appointment of Ernst & Young LLP as independent accountants for the year ended December 31, 2005;

          (3) To approve the Oil States International, Inc. 2001 Equity Participation Plan, as amended and restated effective as of February 16,, 2005 (the "2001 Equity Participation Plan"); and

          (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     You may revoke your proxy at any time before it is exercised by: (1) sending a written statement revoking your proxy to the Secretary of the Company;
(2) submitting a properly signed proxy with a later date; or (3) voting in person at the Annual Meeting. If you return your signed proxy to us before the Annual Meeting, we will vote your shares as you direct. If you do not specify on your proxy card how you want to vote your shares, we will vote them "for" the election of all nominees for director as set forth under "Proposal 1: Election of Directors," "for" the ratification of the appointment of Ernst & Young LLP as independent accountants as set forth under "Proposal 2: Appointment of Auditors" and "for" the approval of the 2001 Equity Participation Plan as set forth under "Proposal 3: Approval of the 2001 Equity Participation Plan." If any other business is brought before the meeting, any unspecified proxies will be voted in accordance with the judgment of the persons voting those shares.

     The cost of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone, telegram, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses. In addition, the Company has retained Mellon Investor Services LLC to assist in the solicitation of proxies, for which the Company will pay an estimated fee of $4,000.

     Oil States International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004, is being mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting and does not constitute a part of the proxy soliciting material.

     This proxy statement and the enclosed form of proxy was mailed to stockholders beginning April 20, 2005.

                                EXPLANATORY NOTE

     Concurrently with the completion of our initial public offering in February 2001, Oil States International, Inc. combined with HWC Energy Services, Inc. ("HWC"), Sooner Inc. ("Sooner") and PTI Group, Inc. ("PTI") in a transaction that we refer to as the "Combination." Prior to our initial public offering and the Combination, SCF-III, L.P. owned a majority interest in Oil States, HWC and PTI, and SCF-IV, L.P. owned a majority interest in Sooner. SCF-III, L.P. and SCF-IV, L.P. are private equity funds that focus on investments in the energy industry. We refer to SCF-III, L.P. and SCF-IV, L.P. collectively as "SCF."

     The terms the "Company," "Oil States," "we," "us," and "our" refer to Oil States International, Inc. and its subsidiaries, including HWC, Sooner and PTI, following the Combination.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Company has two outstanding classes of securities that entitle holders to vote generally at meetings of the Company's stockholders: common stock, par value $.01 per share; and special preferred voting stock, par value $.01 per share. A single share (the "Voting Share") of special preferred voting stock was issued to Computershare Trust Company of Canada (the "Trustee") as trustee under a Voting and Exchange Trust Agreement for the benefit of holders of exchangeable shares issued by the Company's wholly-owned subsidiary, 892489 Alberta Inc., in connection with the Company's February 2001 acquisition of PTI Group Inc. The common stock and the Voting Share vote together as a single class on all matters except when Delaware law requires otherwise. Each share of common stock outstanding on the record date is entitled to one vote. The Voting Share is entitled to one vote for each exchangeable share outstanding on the record date. The Trustee is required to vote the Voting Share as instructed by holders of exchangeable shares, and to abstain from voting in proportion to the exchangeable shares for which the Trustee does not receive instructions. Accordingly, references to "stockholders" in this Proxy Statement include holders of common stock, the Trustee, and holders of exchangeable shares. In addition, unless we indicate otherwise, the number of shares outstanding, including for purposes of calculating percentage ownership, in this proxy statement have been calculated as if the exchangeable shares have been exchanged for shares of our common stock. The procedures for holders of exchangeable shares to instruct the Trustee about voting at the Annual Meeting are explained in the "Information Statement for Holders of Exchangeable Shares of 892489 Alberta Inc." that is enclosed with this Proxy Statement only for holders of exchangeable shares.

     The record date for the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 7, 2005. At the record date, 49,979,542 shares of common stock and one Voting Share were outstanding and entitled to be voted at the Annual Meeting. Outstanding shares include a total of 227,183 exchangeable shares which are outstanding and are entitled to give voting instructions to the Trustee.

     The presence, in person or by proxy, of the holders of a majority of the votes eligible to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

     Directors will be elected by a plurality of the votes present and entitled to be voted at the Annual Meeting. Ratification of the selection of the Company's auditors will require the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the Annual Meeting. Approval of the amendments to the 2001 Equity Participation Plan will require the affirmative vote of a majority of the votes cast at the Annual Meeting. An automated system that the Company's transfer agent administers will tabulate the votes. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. For purposes of voting on the ratification of the selection of auditors, abstentions and broker non-votes are not counted as votes with respect to the proposal. For purposes of voting on the approval of the amendments to the 2001 Equity Participation Plan, (i) abstentions will be counted as votes cast against the proposal and broker non-votes will not be counted as votes cast with respect to the proposal and (ii) the total number of votes cast in favor of the proposal must represent over 50% of the total number of votes entitled to vote on the proposal. Abstentions occur when stockholders are present at the annual meeting but choose to withhold their vote for any of the matters upon which the stockholders are voting. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. "Broker non-votes" occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners before the meeting and do not have discretionary authority to vote those shares under the applicable rules of the New York Stock Exchange.

     A Proxy in the accompanying form that is properly signed and returned will be voted at the Annual Meeting in accordance with the instructions on the Proxy. Any properly executed Proxy on which no contrary instructions have been indicated about a proposal will be voted as follows with respect to the proposal: FOR the election of the two persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors; FOR the ratification of the selection of Ernst & Young LLP as the Company's auditors; FOR the approval of the 2001 Equity Participation Plan and in accordance with the discretion of the holders of the Proxy with respect to any other business that properly comes before the stockholders at the Annual Meeting. The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting. The persons named in the accompanying Proxy may also, in their discretion, vote the Proxy to adjourn the Annual Meeting from time to time.

     A copy of the list of stockholders entitled to vote at the Annual Meeting will be available for inspection by qualified stockholders for proper purposes at the offices of the Company during normal business hours beginning on April 8, 2005 and at the Annual Meeting.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     The Board of Directors is comprised of eight members. The eight members are divided into three classes having two members in Class I, three members in Class II and three members in Class III. Each class is elected for a term of three years, so that the term of one class of directors expires at each annual meeting of stockholders. The term of the Class I directors expires at the Annual Meeting.

NOMINEES

     Two directors are to be elected at the Annual Meeting. The Board of Directors has nominated L. E. Simmons and Douglas E. Swanson to fill the two expiring Class I positions on the Board of Directors, to hold office for three-year terms expiring at the annual meeting of stockholders in 2008, and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal. Each of the director nominees is presently one of our directors. Stockholder nominations will not be accepted for filling board seats at the Annual Meeting because our bylaws require advance notice for such a nomination, the time for which has passed. Our Board of Directors has determined that Mr. L. E. Simmons is "independent" as that term is defined by the applicable NYSE listing standards. As an officer of the Company, Mr. Swanson is not "independent" as that term is defined in the applicable NYSE listing standards. See "Director Independence" below for a discussion of director independence determinations. The enclosed proxy (unless otherwise directed, revoked or suspended) will be voted for the election of the two nominees for director.

     Although the Company knows of no reason why any of the nominees might be unable or refuse to accept nomination or election, if any nominee should be unable to serve as a director, the shares represented by proxies will be voted for the election of a substitute nominated by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

EXECUTIVE OFFICERS AND DIRECTORS

     Set forth below are the names of, and certain information with respect to, the Company's executive officers and directors, including the two nominees for election to the Class I positions on the Board of Directors.

NAME                                        AGE                   POSITION(S)
----                                        ---                   -----------
L.E. Simmons*.............................  58    Chairman of the Board
Douglas E. Swanson*.......................  66    Director, President and Chief Executive
                                                  Officer
Cindy B. Taylor...........................  43    Senior Vice President -- Chief Financial
                                                  Officer and Treasurer
Robert W. Hampton.........................  53    Vice President -- Finance and Accounting
                                                  and Secretary
Christopher E. Cragg......................  44    Vice President -- Tubular Services
Howard Hughes.............................  62    Vice President -- Offshore Products
R.A. (Sandy) Slator.......................  60    Vice President -- Well Site Services
Martin Lambert............................  49    Director
S. James Nelson...........................  63    Director
Mark G. Papa..............................  58    Director
Gary L. Rosenthal.........................  55    Director
Andrew L. Waite...........................  44    Director
Stephen A. Wells..........................  61    Director

---------------

* Nominee for election as Class I director at the Annual Meeting.

     L.E. Simmons is Chairman of the Board of our company. Mr. Simmons is the founder and President of L.E. Simmons & Associates, Incorporated, a private equity fund manager and the ultimate general partner of SCF. Mr. Simmons has held these positions since 1989. Prior to founding L.E. Simmons & Associates, Incorporated, he co-founded Simmons & Company International, an investment bank that specializes in the energy industry. Mr. Simmons also serves as a director of Zions Bancorporation, a commercial banking company, and ExpressJet Holdings, Inc., a regional airline carrier. He received a M.B.A. from the Harvard University Graduate School of Business Administration.

     Douglas E. Swanson is a director of our company and has served as President and Chief Executive Officer since January 2000. From August 1999 to January 2000, Mr. Swanson pursued personal interests. From January 1992 to August 1999, Mr. Swanson served as President and Chief Executive Officer of Cliffs Drilling Company, a contract drilling company. He holds a B.A. degree from Cornell College and is a Certified Public Accountant.

     Cindy B. Taylor is Senior Vice President -- Chief Financial Officer and Treasurer of our company. She has held this position since May 2000. From August 1999 to May 2000, Ms. Taylor was the Chief Financial Officer of L.E. Simmons & Associates, Incorporated. Mrs. Taylor served as the Vice President -- Controller of Cliffs Drilling Company from July 1992 to August 1999 and as a senior manager with Ernst & Young LLP, a public accounting firm, from January 1984 to July 1992. She received a B.B.A. degree from Texas A&M University and is a Certified Public Accountant.

     Robert W. Hampton is Vice President -- Finance and Accounting and Secretary of our company. He has held this position since February 2001. From February 1998 to February 2001, Mr. Hampton served as Vice President and Chief Financial Officer of HWC. Mr. Hampton joined HWC from Tidewater Inc., an offshore service vessel operator, where he was based in Aberdeen and was Area Manager for the North Sea Operations from March 1996 to February 1998. He served as Vice President, Treasurer and Chief Financial Officer of Hornbeck Offshore, an offshore service vessel operator, from 1990 to March 1996, when it was acquired by Tidewater. Mr. Hampton worked at Price Waterhouse, a public accounting firm, from 1973 to 1986.

Mr. Hampton is a Certified Public Accountant and received his B.S. degree from the Pennsylvania State University.

     Christopher E. Cragg is Vice President -- Tubular Services of our company. He has held this position since February 2001. Mr. Cragg was Executive Vice President -- Chief Financial Officer of Sooner from December 1999 to February 2001. Mr. Cragg was named President of Sooner in October 2003. From June 1999 to December 1999, Mr. Cragg pursued personal interests. From April 1994 to June 1999, he was Vice President and Controller of Ocean Energy, Inc., an independent oil and gas exploration and production company, and its predecessor companies. Mr. Cragg served as Manager -- Internal Audit with Cooper Industries, a manufacturer of diversified products, from April 1993 to April 1994 and as a senior manager with Price Waterhouse, a public accounting firm, from August 1983 to April 1993. He received a B.B.A. degree from Southwestern University and is a Certified Public Accountant.

     Howard Hughes is Vice President -- Offshore Products of our company. He has held this position since February 2001. From September 1989 until February 2001, Mr. Hughes served as President of Oil States. From April 1976 to September 1989, Mr. Hughes served in various managerial and executive positions with Oil States. He holds a B.S. degree from the University of Houston.

     R.A. (Sandy) Slator is Vice President -- Well Site Services of our company. He has held this position since February 2001. Mr. Slator joined PTI in November 1999 and has served as its President and Chief Executive Officer since January 2000. From February 1999 to November 1999, Mr. Slator was a founding partner of River View Venture Partners, an Edmonton-based venture capital group. From March 1998 to January 1999, Mr. Slator was an associate of Lambridge Capital Partners, an Edmonton-based investment banking group. From May 1996 to March 1998, Mr. Slator participated in a number of community-related volunteer activities. During that time, Mr. Slator was also a founding partner of NetCovergence, Inc., a private technology related company that was sold in the spring of 2000. From 1989 to April 1996, Mr. Slator served as President and Chief Executive Officer of Vencap Equities Alberta Ltd., a publicly traded venture capital company. Mr. Slator served on the board of PTI from 1984 until 1994.

     Martin Lambert has served as a director of our company since February 2001. Mr. Lambert has been a partner in the Canadian law firm Bennett Jones LLP since 1987. Mr. Lambert joined Bennett Jones LLP in 1979 and served as its Chief Executive Officer from 1996 to 2000. Mr. Lambert currently is a director of six other public companies: Ketch Resources Trust, Hunter Resource Ltd., Bear Ridge Resource Ltd, Calfrac Well Services Ltd, JCMQ Resources Inc. and Zed.i Solutions, Inc., all of which are involved in Canadian oil and gas exploration and production or Canadian oilfield services. He has a L.L.B. degree from the University of Alberta.

     S. James Nelson has been a Director of our company since July 2004. From 1990 until May 2004, Mr. Nelson was Director of Cal Dive International, Inc. (Cal Dive), a subsea construction company and operator of offshore oil and gas properties and production facilities. He was named Vice Chairman of Cal Dive in October 2000. He was Executive Vice President and Chief Financial Officer of Cal Dive from 1990 to 2000. From 1985 to 1988, Mr. Nelson was the Senior Vice President and Chief Financial Officer of Energies, Inc., the former parent of Cal Dive, at which time he had corporate responsibility for Energies, Inc. From 1980 to 1985, Mr. Nelson served as Chief Financial Officer of Apache Corporation, an oil and gas exploration and production company. From 1966 to 1980, Mr. Nelson was employed with Arthur Andersen L.L.P., and from 1976 to 1980 he was a partner serving on the firm's worldwide oil and gas industry team. He received his B.S. degree from Holy Cross College in 1964 and a MBA degree from Harvard University in 1966. He is also a Certified Public Accountant. Mr. Nelson is also a Director and a member of the Audit Committee of Input/ Output, Inc., a seismic services provider.

     Mark G. Papa has served as a director of our company since February 2001. Mr. Papa has served as Chairman of the Board and Chief Executive Officer of EOG Resources, Inc., an oil and gas exploration and production company, since August 1999. From February 1994 to August 1999, he held a number of management positions with EOG Resources, Inc. He has a petroleum engineering degree from the University of Pittsburgh and a M.B.A. degree from the University of Houston. Mr. Papa currently is a Director of Magellan Midstream Partners, LP.

     Gary L. Rosenthal has served as a director of our company since February 2001. Mr. Rosenthal is a principal in The Sterling Group L.P., a private equity firm. Mr. Rosenthal served as non-executive Chairman of the Board of Hydrochem Holdings Inc. from May 2003 until December 2004. Mr. Rosenthal has served as President of Heaney Rosenthal Inc., a private investment company, since October 1994. From August 1998 to April 2001, he served as Chief Executive Officer of AXIA Incorporated, a diversified manufacturing company.

     Andrew L. Waite has served as a director of our company since March 1996. Mr. Waite is a Managing Director of L.E. Simmons & Associates, Incorporated and has been an officer of that company since October 1995. He was previously Vice President of Simmons & Company International, where he served from August 1993 to September 1995. From 1984 to 1991, Mr. Waite held a number of engineering and management positions with the Royal Dutch/Shell Group, an integrated energy company. He currently serves as Chairman, President and Chief Executive Officer of Complete Energy Services, Inc., a privately held provider of workover, fluid handling, rental and other field-based services to the oilfield and as a director of Hornbeck Offshore Services, Inc. (NYSE: HOS), an operator of offshore supply vessels and other marine assets. He received a M.B.A. degree from the Harvard University Graduate School of Business Administration and a M.S. degree from the California Institute of Technology.

     Stephen A. Wells has served as a director of our company since April 1996. Mr. Wells is the president of Wells Resources, Inc., a privately owned oil, gas and ranching company, and has served in that position since 1983. From April 1999 to October 1999, Mr. Wells served as a director and Chief Executive Officer of Avista Resources, Inc., an oil recycling technology company. From October 1993 to February 1996, he was a director and Chief Executive Officer of Coastwide Energy Services, Inc., a Gulf Coast marine terminal operator. From March 1992 to September 1994, he was a director and Chief Executive Officer of Grasso Corporation, an oil and gas production management services company. Mr. Wells currently is a director of Pogo Producing Company, an oil and gas exploration and production company. He is also a director of Crosstex Energy GP, LLC, and its affiliate Crosstex Energy, Inc., which are midstream natural gas companies.

DIRECTOR INDEPENDENCE

     Our Board of Directors has determined that each of Messrs. L.E. Simmons, Martin Lambert, S. James Nelson, Mark G. Papa, Gary L. Rosenthal, Andrew L. Waite and Stephen A. Wells is "independent" as that term is defined by the applicable NYSE listing standards. In making this determination, the Board of Directors considered transactions and relationships between the director or his immediate family and the Company and its subsidiaries. The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent. Martin Lambert, who is a director, has been a partner with the Canadian law firm Bennett Jones LLP since 1987. Our Board of Directors has determined that Mr. Lambert is independent under the rules of the NYSE. In making this decision, the Board considered Mr. Lambert's relationship with Bennett Jones LLP and the transactions involving the Company and Bennett Jones LLP. The Board determined that such relationship and transactions are not material to the independence of Mr. Lambert. As an officer of the Company, Mr. Swanson is not independent under the rules of the NYSE.

COMMITTEES AND MEETINGS

     The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee. These committees are comprised of directors who are not officers or employees of the Company.

  AUDIT COMMITTEE

     The Company's Audit Committee consists of Messrs. Wells, Nelson and Rosenthal, each of whom is independent, as such term is defined in Section 10A of the Securities Exchange Act of 1934, as amended, and in the applicable New York Stock Exchange listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors on May 13, 2003. A copy of the charter is available on our website, www.oilstatesintl.com, under "Corporate Governance." The Audit Committee, which is chaired by Mr. Wells, meets separately with representatives of the Company's independent auditors, the Company's internal audit personnel and with representatives of senior management in performing its functions. The Audit Committee reviews the general scope of audit coverages, the fees charged by the independent auditors, matters relating to internal control systems and other matters related to accounting and reporting functions. The Board of Directors has determined that all of the members of the Audit Committee are financially literate and that Mr. Wells and Mr. Nelson have accounting or related financial management expertise, each as required by the applicable NYSE listing standards. The Board of Directors has also determined that Mr. Wells and Mr. Nelson qualify as audit committee financial experts under the applicable rules of the Exchange Act.

     In addition to the Audit Committee of the Company's Board, Mr. Wells serves on the audit committees of Pogo Producing Company and Crosstex Energy, L.P. The charter of the Audit Committee of the Board provides that no member of the Audit Committee may simultaneously serve on the audit committees of more than two other public companies. The Board has waived this limitation with respect to Mr. Wells' joining the audit committee of Crosstex Energy, Inc., which is a publicly traded affiliate of Crosstex Energy, L.P. Prior to granting this waiver, the Board considered the incremental time and responsibilities that such additional service would require of Mr. Wells. Based upon the relationship of the two Crosstex entities, the fact that the only significant assets of Crosstex Energy, Inc. consist of the ownership interests in Crosstex Energy, L.P. and the fact that the audit of these two entities are conducted simultaneously by the same independent accounting firm, the Board determined that such additional service would not negatively affect Mr. Wells' ability to fulfill his duties to the Audit Committee.

  COMPENSATION COMMITTEE

     The Company's Compensation Committee consists of Messrs. Rosenthal, Papa and Wells, each of whom is independent, as defined in the applicable NYSE listing standards, and is a non-employee director. The Compensation Committee operates under a written charter adopted by the Board of Directors on May 13, 2003. A copy of the charter is available on our website, www.oilstatesintl.com, under "Corporate Governance." The Compensation Committee, which is chaired by Mr. Rosenthal, administers the 2001 Equity Participation Plan (as amended and restated), and in this capacity makes a recommendation to the full Board concerning all option grants or stock awards to employees, including executive officers, under the plan. In addition, the Compensation Committee is responsible for making recommendations to the Board with respect to the compensation of the Company's chief executive officer and its other executive officers and for establishing compensation and employee benefit policies.

  NOMINATING & CORPORATE GOVERNANCE COMMITTEE

     The Company's Nominating & Corporate Governance Committee consists of Messrs. Papa, Lambert and Wells, each of whom is independent, as such term is defined in the applicable NYSE listing standards. The Nominating & Corporate Governance Committee operates under a written charter adopted by the Board of Directors on March 31, 2004. A copy of the charter is available on our website, www.oilstatesintl.com, under "Corporate Governance." The Nominating & Corporate Governance Committee, which is chaired by Mr. Papa, makes proposals to the Board for candidates to be nominated by the Board to fill vacancies or for new directorship positions, if any, which many be created from time to time. The Nominating & Corporate Governance Committee will consider suggestions from any source, particularly from stockholders, regarding possible candidates for director. To submit a recommendation to the committee, a stockholder should send a written request to the attention of the Company's Secretary at Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. The written request must include the nominee's name, contact information, biographical information and qualifications, as well as the nominee's written consent to serve if elected. The request must also disclose the number of shares of common stock beneficially owned by the person or group making the request and the period of time such person or group has owned those shares. The request must be received by the Company no earlier than the 150th day and no later than the 120th day before the anniversary of the date of the prior year's proxy statement. These procedures do not preclude a stockholder from making nominations in accordance with the process described below under "Stockholder Proposals." The Nominating & Corporate Governance Committee developed and recommended to the Board of Directors the Company's Corporate Governance Guidelines and Corporate Code of Business Conduct and Ethics, which the Board adopted. Copies of these documents are available on our website, www.oilstatesintl.com, under "Corporate Governance."

  BOARD AND COMMITTEE MEETINGS

     During 2004, the entire Board of Directors held 5 meetings, the Audit Committee held 10 meetings, the Compensation Committee held 5 meetings and the Nominating & Corporate Governance Committee held 3 meetings. Each of the directors attended at least 75 percent of the meetings of the Board and the committees of the Board on which they served. All of our directors attended last year's annual meeting. While the Company understands that scheduling conflicts may arise, it expects directors to make reasonable efforts to attend the annual meeting of stockholders and meetings of the Board of Directors and the committees on which they serve.

     Our Corporate Governance Guidelines provide that our non-management directors shall meet separately in executive session at least annually. The director who presides at these sessions is the Chairman of the Board, assuming such person is a non-management director. Otherwise, the presiding director will be chosen by a vote of the non-management directors. In addition to the executive sessions of our non-management directors, our independent directors (as defined in the applicable NYSE listing standards) are required to meet in executive session at least annually. In 2004, our non-management directors met in executive session three times. The Chairman of the Board, L.E. Simmons, presided at these sessions. There were no separate executive sessions for our independent directors as each of our non-management directors is also independent.

QUALIFICATIONS OF DIRECTORS

     When identifying director nominees, the Nominating & Corporate Governance Committee will consider the following:

     - the person's reputation, integrity and independence;

     - the person's skills and business, government or other professional experience and acumen, bearing in mind the composition of the board and the current state of the Company and the oilfield services industry generally at the time of determination;

     - the number of other public companies for which the person serves as a director and the availability of the person's time and commitment to the Company; and

     - the person's knowledge of a major geographical area in which the Company operates or another area of the company's operational environment.

In the case of current directors being considered for renomination, the Nominating & Corporate Governance Committee will also take into account the director's history of attendance at Board of Directors and committee meetings, the director's tenure as a member of the Board of Directors and the director's preparation for and participation in such meetings.

DIRECTOR NOMINATION PROCESS

     Our director nomination process for new board members is as follows:

     - The Nominating & Corporate Governance Committee, the Chairman of the Board, or another board member identifies a need to add a new board member who meets specific criteria or to fill a vacancy on the Board of Directors.

     - The Nominating & Corporate Governance Committee initiates a search by working with staff support, seeking input from board members and senior management and hiring a search firm, if necessary.

     - The Nominating & Corporate Governance Committee considers recommendations for nominees for directorships submitted by stockholders.

     - The initial slate of candidates that will satisfy specific criteria and otherwise qualify for membership on the Board of Directors are identified and presented to the Nominating & Corporate Governance Committee, which ranks the candidates.

     - The Chairman of the Board and at least one member of the Nominating & Corporate Governance Committee interviews prospective candidate(s).

     - The full Board of Directors is kept informed of progress.

     - The Nominating & Corporate Governance Committee offers other board members the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).

     - The Nominating & Corporate Governance Committee seeks the endorsement of the Board of Directors of the final candidate(s).

The final candidate(s) are nominated by the Board of Directors or elected to fill a vacancy.

COMMUNICATIONS WITH DIRECTORS

     Stockholders or other interested parties may send communications, directly and confidentially, to the Board of Directors, to any committee of the Board of Directors, to non-management directors or any director in particular, by sending an envelope marked "confidential" to such person or persons c/o Oil Sates International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. Any such correspondence will be forwarded by the Secretary of the Company to the addressee without review by management.

AUDIT COMMITTEE REPORT

     The Board of Directors appointed the undersigned directors as members of the committee and adopted a written charter setting forth the procedures and responsibilities of the committee. Each year, the committee reviews the charter and reports to the Board on its adequacy in light of applicable NYSE rules. In addition, the Company furnishes an annual written affirmation to the NYSE relating to Audit Committee membership, the independence and financial management expertise of the Audit Committee and the adequacy of the committee charter.

     During the last year, and earlier this year in preparation for the filing with the SEC of the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "10-K"), the committee:

     - reviewed and discussed the audited financial statements with management and the Company's independent auditors;

     - reviewed the overall scope and plans for the audit and the results of the independent auditors' examinations;

     - met with management periodically during the year to consider the adequacy of the Company's internal controls and the quality of its financial reporting and discussed these matters with the Company's independent auditors and with appropriate Company financial personnel and internal auditors;

     - discussed with the Company's senior management, independent auditors and internal auditors the process used for the Company's chief executive officer and chief financial officer to make the certifications required by the SEC and the Sarbanes-Oxley Act of 2002 in connection with the 10-K and other periodic filings with the SEC;

     - reviewed and discussed with the independent auditors (1) their judgments as to the quality (and not just the acceptability) of the Company's accounting policies, (2) the written communication required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and the independence of the independent auditors, and (3) the matters required to be discussed with the committee under auditing standards generally accepted in the United States, including Statement on Auditing Standards No. 61, "Communication with Audit Committees";

     - based on these reviews and discussions, as well as private discussions with the independent auditors and the Company's internal auditors, recommended to the Board of Directors the inclusion of the audited financial statements of the Company and its subsidiaries in the 10-K; and

     - determined that the non-audit services provided to the Company by the independent auditors (discussed below under the Proposal to Ratify the Selection of Independent Auditors (Proposal 2) are compatible with maintaining the independence of the independent auditors. The committee's pre-approval policies and procedures are discussed below under Proposal 2.

     Notwithstanding the foregoing actions and the responsibilities set forth in the committee charter, the charter clarifies that it is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent auditors are responsible for expressing an opinion on those financial statements, on management's assessment of internal control over financial reporting and on the effectiveness of internal control over financial reporting. Committee members are not employees of the Company or accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, that the Company's internal controls over financial reporting were effective as of December 31, 2004 and on the representations of the independent auditors included in their report on the Company's financial statements.

     The committee met regularly with management and the independent and internal auditors, including private discussions with the independent auditors and the Company's internal auditors, and received the communications described above. The committee has also established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards.

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

                                          Respectfully submitted,

                                          Audit Committee

                                          Stephen A. Wells, Chairman
                                          S. James Nelson
                                          Gary L. Rosenthal

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors consists of three directors who are not employees of the Company. The Committee reviews the Company's executive compensation program and policies each year and determines the compensation of the executive officers.

     The Compensation Committee's philosophy regarding the Company's executive compensation program has been to design a compensation package that provides competitive salary levels and compensation incentives that (i) attract and retain individuals of outstanding ability in these key positions, (ii) recognize individual performance relative to established goals and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality and against budgeted goals, and (iii) support both the short-term and long-term strategic goals of the Company. The Compensation Committee believes this approach closely links the compensation of the Company's executives to the execution of the Company's strategy and the accomplishment of company goals that coincide with stockholder objectives.

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee establishes specific compensation levels for executive officers and other key personnel and administers the Company's 2001 Equity Participation Plan and Deferred Compensation Plan. The Committee considers the anticipated tax treatment of the Company's executive compensation program.

     The executive compensation program includes three primary elements that are performance oriented and, taken together, constitute a flexible and balanced method of establishing total compensation for the Company's executive officers. These elements are (i) base salary, (ii) annual bonus plan awards under the Annual Incentive Plan, and (iii) long-term incentive awards, including principally stock option grants, and more recently, restricted stock awards. In order to assist in its evaluation of each element of the Company's overall executive compensation program, the Committee periodically obtains independent compensation surveys. The Committee engaged independent compensation consultants during 2004 to provide an update to the Committee concerning executive and director compensation trends and to address long-term equity compensation practices. The Committee takes these surveys and the factors noted below into consideration when making its decisions.

     Base Salaries. Executive officer base salaries, including Mr. Swanson's, are based on an evaluation that considers data from other similarly sized companies in businesses comparable to the Company's, the Company's and the executive's performance, the executive's potential, and any significant changes in the executive's responsibilities. The Compensation Committee considers all those factors together and makes a subjective determination with respect to executive compensation. The Compensation Committee increased the base salary of Mr. Swanson in 2005 to $430,000 from $400,000. Mr. Swanson's last salary increase was effective in the first quarter 2003.

     The Annual Incentive Plan. Annual bonus awards are linked to the achievement of Company-wide and divisional performance goals and are designed to put a significant portion of total compensation at risk. Under the bonus plan, a bonus target is established for each executive officer based upon a review of the competitive data for that position, level of responsibility and ability to impact the Company's success. In 2004, individual executive officer bonus targets ranged from 40% to 60% of base salary. The actual amount of the bonus award can range from 0% to 200% of the targeted bonus and in 2004 was based exclusively on the Company's and/or divisional achievement of these performance goals. For 2004, bonus targets for executive officers were based upon objectives set at the beginning of 2004 for earnings before interest, taxes, and depreciation (EBITDA) for the Company and/or for particular business divisions. In addition, a portion of the bonus potential was based on return on investment and other strategic goals and objectives outlined at the beginning of 2004. The other strategic goals and objectives included measures for safety performance, growth through acquisitions, expansionary efforts and other goals that were determined to enhance shareholder value. The bonus target for Mr. Swanson was based upon a combination of those referenced goals and objectives set for the Company. All executive officers, including Mr. Swanson, received bonuses for 2004 performance. However, the bonuses varied substantially based upon Company and divisional achievement of the related goals and objectives. Certain of the Company's divisions exceeded their 2004 objectives, resulting in certain of the Company's officers receiving bonuses for 2004 in excess of target. On a consolidated basis, the Company overachieved its targets for 2004 and Mr. Swanson was paid a bonus in excess of the target level. Mr. Swanson was paid a bonus of $462,000 which represented 192.5% of his bonus target. Other executives received bonuses above or below target depending upon achievement of performance objectives. For the top 13 executives, bonus payments totaled $1,808,705 for 2004 performance compared to targets totaling $1,295,843.

     Stock Options and Restricted Stock Awards. The Company makes certain stock-based awards under the 2001 Equity Participation Plan to align better the interests of executive officers with those of stockholders. In determining appropriate stock grants, the Compensation Committee periodically reviews competitive market data and each executive's long-term performance, ability to contribute to the future success of the Company, history of prior grants, and time in the current job. The Company takes into account the risk of losing the executive to other employment opportunities and the value and potential for appreciation in the Company's stock. The Committee considers the foregoing factors together and makes a subjective determination with respect to awarding equity based compensation to its executive officers. Under the 2001 Equity Participation Plan, the Company has granted stock options, which vest over multiple years, at the fair market value of the common stock on the date of grant. The Committee has generally granted stock options in the past. However, it granted one restricted stock award to Mr. Swanson in 2001 and granted additional restricted stock awards to 14 executives in February 2005. In 2004, awards under the 2001 Equity Participation Plan were granted to eighty executives and key managers and totaled 876,000 stock options. No restricted stock was granted during 2004. During February 2005, the Compensation Committee recommended, and the Board approved, the award of 606,875 stock options, to sixty-five executive and key managers. A total of 26,900 shares of restricted stock were awarded to fourteen executives and key managers. An additional 6,000 shares of restricted stock were awarded in connection with an acquisition.

                                          The Compensation Committee

                                          Gary L. Rosenthal (Chairman)
                                          Mark G. Papa
                                          Stephen A. Wells

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2004, the Company's compensation committee consisted of Messrs. Rosenthal, Papa and Wells, each of whom is an independent, non-employee director. There were no compensation committee interlock relationships or insider participation in compensation arrangements for the year ended December 31, 2004.

DIRECTOR COMPENSATION

     Directors who are also our employees do not receive a retainer or fees for service on our Board of Directors or any committees. For the year ended December 31, 2004, directors who were not employees received an annual retainer of $30,000 and fees of $1,500 for attendance at each Board or committee meeting. In addition, each non-employee director who serves as the chairman of the Compensation Committee or the Nominating & Corporate Governance Committee receives an annual fee of $10,000. The chairman of the Audit Committee receives an annual fee of $15,000. Effective October 1, 2004, members of the Nominating and Corporate Governance Committee and the Compensation Committee, other than the Committee Chairmen, receive an additional annual retainer of $5,000 and members of the Audit Committee, other than the Committee Chairman, receive an additional annual retainer of $7,500. All of our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors or committees and for other reasonable expenses related to the performance of their duties as directors. Since our initial public offering in February 2001, newly elected directors have received options to purchase 5,000 shares of our common stock upon their initial election. Directors received additional options to purchase 5,000 shares at each annual meeting after which they continue to serve. Prior to the February 16, 2005 Plan Amendment, these options were automatically granted under the 2001 Equity Participation Plan, vested in four equal annual installments and expired ten years from the date of grant. In the event of a change in control, the options vested in accordance with the terms of the grant agreement. The exercise price of these options was the fair market value at the date of grant. The automatic grants of options to Directors and the related option terms were previously specified in the plan document.

     During 2004, the Compensation Committee engaged independent compensation consultants to provide an update to the Committee concerning director compensation trends and to address long-term equity compensation practices. The Committee considered these survey results and determined that it should have more flexibility and discretion available to it when awarding equity-based compensation to Directors. As a result, the Company has amended the 2001 Equity Participation Plan to provide greater flexibility for the award of equity-based compensation to directors. See Proposal 3 "Approval of the 2001 Equity Participation Plan." Assuming the proposal is approved by shareholders at the Annual Meeting, the Compensation Committee intends to reconsider the practice of making automatic grants of options to purchase 5,000 shares of stock to directors following the Annual Meeting. The Compensation Committee will consider alternatives to such automatic grants including the use of restricted stock, changes in vesting terms, changes in the number of shares awarded, stock ownership requirements, and any other matters that the Committee believes are appropriate in order to offer compensation packages to directors that are competitive in the marketplace and will attract and retain skilled individuals to the Board.

EXECUTIVE COMPENSATION

     The following table presents information regarding the compensation of our Chief Executive Officer and our four other most highly compensated executive officers during 2004. These five persons are collectively referred to as the "named executive officers."

                                                                              LONG-TERM
                                                                         COMPENSATION AWARDS
                                                                       -----------------------
                                                ANNUAL COMPENSATION    RESTRICTED   SECURITIES
                                                --------------------     STOCK      UNDERLYING      ALL OTHER
NAMES AND                              FISCAL   SALARY(1)   BONUS(2)     AWARDS      OPTIONS     COMPENSATION(3)
PRINCIPAL POSITION                      YEAR       ($)        ($)         ($)          (#)             ($)
------------------                     ------   ---------   --------   ----------   ----------   ---------------
Douglas E. Swanson(4)..............     2004     400,000    462,000         --       150,000         31,661
  President and                         2003     400,000    239,369         --       165,000         39,566
  Chief Executive Officer               2002     375,000    398,716         --       167,000         33,737

Cindy B. Taylor....................     2004     300,000    288,750         --        75,000         22,141
  Senior Vice President, Chief          2003     300,000    142,831         --       100,000         22,995
  Financial Officer and Treasurer       2002     200,000    177,207         --        65,000         16,661

Howard Hughes......................     2004     250,000     37,500         --        37,500         17,776
  Vice President --                     2003     250,000    105,322         --        40,000         23,891
  Offshore Products                     2002     231,600    229,870         --        32,500         13,996

Christopher Cragg..................     2004     180,000    180,000         --        25,000          9,000
  Vice President --                     2003     180,000         --         --        20,000             --
  Tubular Services                      2002     154,600    134,502         --        15,000             --

R.A. (Sandy) Slator(5)(6)..........     2004     243,693    168,696                   30,000             --
  Vice President --                     2003     208,104    208,104                   30,000             --
  Well Site Services                    2002     179,699    156,788         --        32,500             --

---------------

(1) In March 2005, the Compensation Committee of the Board of Directors approved certain increases in salaries for the following named executive officers in the following amounts: Mr. Swanson, $30,000; Ms. Taylor, $30,000; Mr. Hughes, $8,750; Mr. Cragg, $20,000; and in the case of Mr. Slator, who is paid in Canadian dollars, a 3.5% increase.

(2) Bonus includes amounts earned in the fiscal year indicated but paid in the following calendar year.

(3) Reflects Company matching contributions to the Oil States 401(k) and Deferred Compensation plans on behalf of Messrs. Swanson, Hughes and Cragg and Ms. Taylor allowed under the terms of the respective plans.

(4) The forfeiture restrictions with respect to a 2001 restricted stock award totaling 100,000 shares lapsed with respect to 33,334 shares in February 2002, 33,333 shares in February 2003 and 33,333 shares in February 2004.

(5) In March 2005, the Company paid R.A. Slator $225,000 in exchange for his release and waiver of any and all claims related to certain unexercised options to purchase shares of our common stock.

(6) Mr. Slator is paid in Canadian dollars and reported U.S. dollar compensation is based on average U.S. dollar and Canadian dollar exchange rates.

OPTION GRANTS DURING 2004

     The following table presents information concerning the grant of options to acquire the Company's common stock during 2004 to the named executive officers under the 2001 Equity Participation Plan. No stock appreciation rights were granted during 2004.

                                              INDIVIDUAL GRANTS
                            -----------------------------------------------------   POTENTIAL REALIZABLE VALUE
                            NUMBER OF                                                 AT ASSUMED ANNUAL RATES
                            SECURITIES                                              OF STOCK PRICE APPRECIATION
                            UNDERLYING     % OF TOTAL      EXERCISE                     FOR OPTION TERM(1)
                             OPTIONS     OPTIONS GRANTED     PRICE     EXPIRATION   ---------------------------
NAME                        GRANTED(#)   IN FISCAL YEAR    ($/SHARE)      DATE          5%             10%
----                        ----------   ---------------   ---------   ----------   -----------   -------------
Douglas E. Swanson....       150,000          16.5%         $13.70     2/25/2010     $698,897      $1,585,558
Cindy B. Taylor.......        75,000           8.2%         $13.70     2/25/2010     $349,448      $  792,779
Howard Hughes.........        37,500           4.1%         $13.70     2/25/2010     $174,724      $  396,389
Christopher E. Cragg..        25,000           2.7%         $13.70     2/25/2010     $116,482      $  264,260
R.A. (Sandy) Slator...        30,000           3.3%         $13.70     2/25/2010     $139,779      $  317,112

---------------

(1) The grant-date market value of the securities used for purposes of this calculation is equivalent to the exercise price of the options. Theoretical appreciation was calculated based on assumed rates of return and is not intended to represent expected appreciation of the Company's common stock.

AGGREGATED OPTION EXERCISES IN 2004 AND FISCAL YEAR-END OPTION VALUES

     The following table presents information concerning stock option exercises for 2004 and unexercised stock options held by the named executive officers as of December 31, 2004.

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                            OPTIONS AT              IN-THE-MONEY OPTIONS AT
                             SHARES                       FISCAL YEAR-END             FISCAL YEAR-END(1)
                           ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                        EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       -----------   --------   -----------   -------------   -----------   -------------
Douglas E. Swanson.......       --        $  --       124,750        357,250      $1,264,465     $2,746,465
Cindy B. Taylor..........       --        $  --       132,500        207,500      $1,333,675     $1,628,425
Howard Hughes............       --        $  --        56,250         93,750      $  570,163     $  729,988
Christopher E. Cragg.....       --        $  --        61,474         55,000      $  715,884     $  418,600
R.A. (Sandy) Slator......       --        $  --       149,289         81,250      $1,623,058     $  655,288

---------------

(1) Represents the market value of the underlying shares of the Company's common stock based on the December 31, 2004 closing price of $19.29 per share minus the exercise price.

EQUITY COMPENSATION PLANS

     The table below provides information relating to our equity compensation plans as of December 31, 2004:

                                                                                  NUMBER OF SECURITIES
                                                                                 REMAINING AVAILABLE FOR
                                   NUMBER OF SECURITIES                           FUTURE ISSUANCE UNDER
                                    TO BE ISSUED UPON       WEIGHTED-AVERAGE       COMPENSATION PLANS
                                       EXERCISE OF         EXERCISE PRICE OF      (EXCLUDING SECURITIES
                                   OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,        REFLECTED IN
PLAN CATEGORY                      WARRANTS AND RIGHTS    WARRANTS AND RIGHTS         FIRST COLUMN)
-------------                      --------------------   --------------------   -----------------------
Equity compensation plans
  approved by security
  holders*......................        2,938,798                $10.93                 1,329,802
Equity compensation plans not
  approved by security
  holders**.....................              N/A                   N/A                       N/A
                                        ---------                ------                 ---------
Total...........................        2,938,798                $10.93                 1,329,802
                                        =========                ======                 =========

---------------

 * Relates to the Oil States International, Inc. 2001 Equity Participation Plan, as amended and restated. Our Board of Directors has approved an amendment to this plan to increase the number of shares authorized for issuance thereunder from 5,700,000 to 7,700,000. This increase, which is subject to stockholder approval, will be considered by our stockholders at the Annual Meeting.

** The Company does not have any equity compensation plans not approved by its stockholders.

2001 EQUITY PARTICIPATION PLAN

     We have adopted an Equity Participation Plan, as amended and restated. The plan provides for the grant of any combination of:

     - stock options, which include both incentive stock options and nonqualified stock options;

     - restricted stock;

     - performance awards;

     - dividend equivalents;

     - deferred stock; and

     - stock payments.

The purpose of the plan is to strengthen our ability to attract, motivate and retain directors and employees. A more detailed description of the plan is set forth under "PROPOSAL THREE: APPROVAL OF 2001 EQUITY PARTICIPATION PLAN" below.

DEFERRED COMPENSATION PLAN

     We have a nonqualified deferred compensation plan that permits our directors and selected key employees to elect to defer all or a part of their cash compensation from us until the termination of their status as a director or employee. The plan is administered by the Compensation Committee. Participating employees are eligible to receive from us a matching deferral under the nonqualified deferred compensation plan that compensates them for contributions they could not receive from us under our 401(k) plan due to the various limits imposed on 401(k) plans by the U.S. federal income tax laws.

     Participants in our nonqualified deferred compensation plan are able to invest contributions made to the nonqualified deferred compensation plan in investment funds selected by the Compensation Committee. We have established a grantor trust to hold the amounts deferred under the plan by our officers and directors. All amounts deferred under the plan remain subject to the claims of our creditors.

     Each participant will receive, at the participant's election, a lump sum distribution or installment payments only upon termination of the participant's service with us and our affiliates. The Compensation

Committee may, however, approve in-service withdrawals by participants to cover an unforeseen financial emergency of the participant.

ANNUAL INCENTIVE COMPENSATION PLAN

     We have an annual incentive compensation plan which is administered by the Compensation Committee and is available to our executive officers and key members of management. Awards under the plan are based on meeting annual goals and objectives relating to our performance or, in some cases, to the performance of a particular business segment or individual performance. The plan is flexible and provides the Compensation Committee the discretion to set goals and objectives that it believes are consistent with creating shareholder value including financial measures, operating objectives, safety goals, growth goals and other measures. The performance standards for our executive officers in past years have been heavily weighted on goals set for earnings before interest, taxes, depreciation and amortization (EBITDA) for our Company or a particular business segment.

INDEMNIFICATION AGREEMENTS

     We have entered into indemnification agreements with each of our directors and executive officers, including the named executive officers. Those agreements require us to indemnify the directors and officers and to advance expenses in connection with certain claims against directors and officers. The indemnification provisions contained in these agreements are in some respects broader than the specific indemnification provisions contained in the Delaware General Corporation Law. We expect to enter into similar agreements with persons selected to be directors and executive officers in the future.

EXECUTIVE AGREEMENTS

     The Company maintains executive agreements with six executive officers including each of the named executive officers in this proxy statement. These agreements provide protection in the event of a qualified termination, which is defined as an involuntary termination of the executive officer by us other than for cause or a voluntary termination by the executive for good reason after a change of control of our company. If the qualified termination occurs during the 24-month period following a change of control, the agreements provide for a lump sum payment to the executive officer based on the executive officer's base salary and target annual bonus amount. In addition, with respect to such a qualified termination, the agreements provide that all restricted stock awards will become vested, that all restrictions on such awards will lapse and that outstanding stock options will vest and, except for incentive stock options granted prior to the completion of our initial public offering, remain exercisable for the remainder of their terms. The executive officer will also be entitled to health benefits, vesting of all deferred compensation amounts, outplacement services and to be made whole for any excise taxes incurred with respect to severance payments that are excess parachute payments under the Internal Revenue Code. If a qualified termination occurs other than during the 24-month period following a change of control, the executive agreements provide for payments based on the executive officer's base salary and target annual bonus amount, that all restrictions on restricted stock awards will lapse and for continued health benefits.

     The executive agreements have an initial term of three years and will be extended automatically for one additional day on a daily basis for a maximum additional period of three years, unless notice of non-extension is given, in which case the agreement will terminate on the third anniversary of the date notice is given. To receive benefits under the executive agreement, the executive officer will be required to execute a release of certain employment-related claims against us. Certain terms of the executive agreements are summarized below.

     Douglas E. Swanson. Under the terms of Mr. Swanson's executive agreement, he will be entitled to receive a lump sum payment equal to three times his base salary and target annual bonus amount if a qualified termination occurs during the 24-month period following a change of control. If a qualified termination occurs other than during the 24-month period following a change of control, Mr. Swanson will be entitled to receive a lump sum payment equal to two times his base salary and target annual bonus amount. In addition, the non-vested portion of Mr. Swanson's restricted stock awards will vest upon Mr. Swanson's death, if there is a change in control of our company or if Mr. Swanson's employment is terminated for a reason that entitles him to receive benefits under any of our long term disability plans or if Mr. Swanson experiences a qualified termination in the absence of a change of control.

     Cindy B. Taylor. Under the terms of Ms. Taylor's executive agreement, she will be entitled to receive a lump sum payment equal to two and a half times her base salary and target annual bonus amount if a qualified termination occurs during the 24-month period following a change of control. If a qualified termination occurs other than during the 24-month period following a change of control, Ms. Taylor will be entitled to receive a lump sum payment equal to one and a half times her base salary and target annual bonus amount.

     All Other Named Executive Officers. Under the terms of each other named executive officer's executive agreement, the named executive officer will be entitled to receive a lump sum payment equal to two times his base salary and target annual bonus amount if a qualified termination occurs during the 24-month period following a change of control. If a qualified termination occurs other than during the 24-month period following a change of control, the executive officer will be entitled to receive a lump sum payment equal to his base salary and target annual bonus amount.

                               PERFORMANCE GRAPH

     The following performance graph and chart compare the cumulative total stockholder return on the Company's common stock to the cumulative total return on the Standard & Poor's 500 Stock Index and Philadelphia OSX Index, an index of oil and gas related companies which represent an industry composite of the Company's peer group, for the period from February 8, 2001 (the date of our initial public offering) to December 31, 2004. The graph and chart show the value at the dates indicated of $100 invested at February 8, 2001 and assume the reinvestment of all dividends.

                COMPARISON OF 47 MONTH CUMULATIVE TOTAL RETURN*
                     AMONG OIL STATES INTERNATIONAL, INC.,
 THE S&P 500 INDEX AND THE PHILADELPHIA STOCK EXCHANGE OIL SERVICE INDEX (OSX)

                              (PERFORMANCE GRAPH)

Copyright(C) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P. htm

* $100 invested on 2/8/01 in stock or on 1/31/01 in index-including reinvestment of dividends. Fiscal year ending December 31.

---------------------------------------------------------------------------------------------------------
                                                            CUMULATIVE TOTAL RETURN
                                      -------------------------------------------------------------------
                                      -------------------------------------------------------------------
                                        2/8/01         12/01         12/02         12/03         12/04
---------------------------------------------------------------------------------------------------------
 OIL STATES INTERNATIONAL, INC. ....    100.00        101.11        143.33        154.89        214.33
---------------------------------------------------------------------------------------------------------
 S&P 500............................    100.00         85.10         66.29         85.30         94.59
---------------------------------------------------------------------------------------------------------
 OSX................................    100.00         65.61         59.96         69.55         93.90
---------------------------------------------------------------------------------------------------------

                           RELATED PARTY TRANSACTIONS

REGISTRATION RIGHTS

     We have entered into an amended and restated registration rights agreement as amended, with SCF and other stockholders of Oil States. This agreement gives SCF the right, on five occasions, to demand that we register all or any portion of their shares of our common stock for sale under the Securities Act. The shares to be included in any demand registration by SCF must have an estimated aggregate gross offering price of at least $50.0 million. Further, if we propose to register any of our common stock under the Securities Act, except for shares of common stock issued in connection with acquisitions and benefits plans, or if SCF exercises a demand, the other holders of registration rights under the registration rights agreement will have the right to include their shares of common stock in the registration, subject to limitations. To date, one of the five demand registration rights has been utilized as discussed below.

     The agreement provides customary registration procedures. We have agreed to pay all costs and expenses, other than fees, discounts and commissions of underwriters, brokers and dealers and capital gains, income and transfer taxes, if any, related to the registration and sale of shares of our common stock by any holder of registration rights under the registration rights agreement in any registered offering. The demand rights held by SCF terminate in February 2011.

     The registration rights agreement contains customary indemnification and contribution provisions by us for the benefit of the selling stockholders and any underwriters. Each selling stockholder has agreed to indemnify us and any underwriter solely with respect to information provided by the stockholder, with such indemnification being limited to the net proceeds from the offering received by the stockholder.

     In May 2002, pursuant to a registration demand, we filed a registration statement with the Securities and Exchange Commission relating to the sale of certain of our shares by SCF-III, L.P. and SCF-IV, L.P. On February 20, 2003, SCF-III, L.P. and SCF-IV, L.P. completed the sale of 7,000,000 shares of our common stock pursuant to an underwritten offering registered under the Securities Act of 1933, as amended, pursuant to such registration statement for a total of $72,954,000. On February 25, 2003, the underwriters involved in the offering exercised the option granted to them by SCF-III, L.P. and SCF-IV, L.P. to purchase an additional 1,050,000 shares of our common stock for a total of $10,943,100. Pursuant to the registration rights agreement, discussed above, we paid costs and expenses of approximately $544,000 related to this offering. We received no proceeds from the offering or the exercise of the underwriter's option.

OTHER

     In March 2005, the Company paid Mr. R.A. Slator, the Vice President -- Well Site Services, $225,000 in exchange for his release and waiver of any and all claims related to certain unexercised options to purchase shares of our common stock.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 22, 2005, information regarding shares beneficially owned by:

     - each person who we know to be the beneficial owner of more than five percent of our outstanding shares of common stock;

     - each of the named executive officers;

     - each of our directors; and

     - all current directors and executive officers as a group.

     To our knowledge, except as indicated in the footnotes to this table or as provided by applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

                                                               BENEFICIAL OWNERSHIP
                                                              ----------------------
NAME AND ADDRESS OF BENEFICIAL OWNERS(1)                       SHARES     PERCENTAGE
----------------------------------------                      ---------   ----------
SCF-III, L.P.(2)............................................  5,902,322      11.8%
  600 Travis, Suite 6600
  Houston, Texas 77002
FMR Corp.(3)................................................  6,441,060      12.9%
  82 Devonshire Street
  Boson, Massachusetts 02109
Barclays Global Investors, NA(4)............................  3,310,974       6.6%
  45 Freemont Street
  San Francisco, CA 94105
Franklin Resources, Inc.(5).................................  2,587,633       5.2%
  One Franklin Parkway
  San Mateo, California 94403
L.E. Simmons(2)(6)..........................................  8,447,878      16.9
Douglas E. Swanson(6).......................................    144,650         *
Cindy B. Taylor(6)..........................................    226,343         *
Howard Hughes(6)............................................     94,850         *
Christopher E. Cragg(6).....................................     85,774         *
R.A. (Sandy) Slator(6)......................................    186,364         *
Martin Lambert(6)...........................................     20,478         *
S. James Nelson(6)..........................................      2,500         *
Mark G. Papa(6).............................................     14,500         *
Gary L. Rosenthal(6)........................................     29,219         *
Andrew L. Waite(6)(7).......................................     25,445         *
Stephen A. Wells(6).........................................     35,133         *
All directors and executive officers as a group (13
  persons)(2)(6)(7).........................................  9,374,234      18.5%

---------------

 *  Less than one percent.

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002.

(2) Of the shares indicated as being beneficially owned by Mr. Simmons, 5,902,322 shares are owned directly by SCF-III, L.P., 2,338,038 shares are owned directly by SCF-IV, L.P., 70,114 shares are owned directly by SCF-II, L.P., 15,886 shares are owned directly by SCF-IV, GP Limited Partnership, 14,793 shares are owned directly by SCF-IV3i, L.P. and 22,085 shares are owned directly by SCF-IV, Management Partners, L.P. Mr. Simmons serves as Chairman of the Board and President of L.E. Simmons & Associates, Incorporated, the ultimate general partner of all of such partnerships. As such, Mr. Simmons may be deemed to have voting and dispositive power over the shares owned by all of such partnerships.

(3) According to a Schedule 13G filed with the SEC pursuant to the Exchange Act in February 2005, the shares reported represent the aggregated beneficial ownership by FMR Corp. ("FMR") (together with its wholly owned subsidiaries). FMR may be deemed to have sole voting power with respect to 427,700 shares and sole dispositive power with respect to 6,441,060 shares. FMR has no shared voting or dispositive power with respect to any of the shares shown. Members of the Edward D. Johnson 3d family own approximately 49% of the voting power of FMR.

(4) According to a Schedule 13G filed with the SEC pursuant to the Exchange Act in February 2005, the shares reported represent the aggregate beneficial ownership by Barclays Global Investors, NA ("Barclays") and certain of its affiliates. Barclays may be deemed to have sole voting power with respect to 2,665,588 shares and sole dispositive power with respect to 2,787,100 shares. Barclays Global Fund Investors ("BGFI") may be deemed to have sole voting power with respect to 332,284 shares and sole dispositive power with respect to 334,174 shares. Barclays Bank PLC ("BB") may be deemed to have sole voting power with respect to 134,800 shares and sole dispositive power with respect to 134,800 shares. Palomino Limited ("PL") may be deemed to have sole voting power with respect to 54,900 shares and sole dispositive power with respect to 54,900 shares. Barclays reported that neither it nor BGFI, BB, or PL has shared voting or dispositive power with respect to any of the shares shown.

(5) According to a Schedule 13G filed with the SEC pursuant to the Exchange Act in February 2005, the shares reported represent the aggregated beneficial ownership by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc. ("FRI"). FRI reported that it has sole voting and dispositive power with respect to such shares and that Franklin Advisers, Inc. ("FAI"), Franklin Templeton Portfolio Advisors, Inc. ("FTPA") and Franklin Advisory Services, LLC ("FAS") have sole voting and dispositive power with respect to 1,483,900, 614,533 and 489,200, respectively, of such shares. FRI reported that neither it nor FAI, FTPA or FAS has shared voting or dispositive power with respect to any of the shares shown.

(6) Includes shares that may be acquired within 60 days through the exercise of options to purchase shares of our common stock as follows: Mr.
    Simmons -- 12,500; Mr. Swanson -- 37,500; Ms. Taylor -- 217,500; Mr.
    Hughes -- 93,750; Mr. Cragg -- 83,974; Mr. Slator -- 184,914; Mr.
    Lambert -- 12,500; Mr. Papa -- 12,500; Mr. Rosenthal -- 12,500; Mr.
    Waite -- 12,500; Mr. Wells -- 12,500 and all directors and executive officers combined -- 752,638.

(7) Mr. Waite serves as Managing Director of L.E. Simmons & Associates, Incorporated, the ultimate general partner of both SCF-III, L.P. and SCF-IV, L.P. As such, Mr. Waite may be deemed to have voting and dispositive power over the shares beneficially owned by SCF-III, L.P. and SCF-IV, L.P. Mr. Waite disclaims beneficial ownership of the shares owned by SCF-III, L.P. and SCF-IV, L.P.

                                  PROPOSAL 2:

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Pursuant to the recommendation of the Audit Committee, the Board of Directors appointed Ernst & Young LLP, independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2005. Ernst & Young LLP has audited the Company's consolidated financial statements since May 2000. In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. Fees paid to Ernst & Young LLP during the past two fiscal years were as follows:

          Audit Fees. Fees for professional services provided for the years ended December 31, 2004 and 2003, were $1,742,000 and $621,000, respectively. Audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements, the audit of internal controls over financial reporting (in 2004 only), audits of subsidiaries, statutory audits of subsidiaries required by governmental or regulatory bodies, attestation services required by statute or regulation, comfort letters, consents, assistance with and review of documents filed with the SEC, work performed by tax professionals in connection with the audit and quarterly reviews, and accounting and financial reporting consultations and research work necessary to comply with generally accepted auditing standards.

          Audit-Related Fees. Fees for professional services provided during the years ended December 31, 2004 and 2003, were $27,000 and $46,000, respectively. Audit-related fees consist primarily of attestation services not required by statute or regulation.

          Tax Fees. Fees for professional services provided during the years ended December 31, 2004 and 2003, were $231,000 and $149,000, respectively. Tax fees include professional services provided for tax compliance, tax advice, and tax planning, except those rendered in connection with the audit.

          All Other Fees.  None.

     The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all auditing services and permitted non-audit services to be performed for the Company by the independent auditors in order to ensure that the provision of such services does not impair the independent auditor's independence. The Audit Committee has adopted the Audit Committee Pre-Approval Policy, effective as of March 1, 2004, pursuant to which the Audit Committee has granted general pre-approval of the specified audit, audit-related, tax and other services for a period of 12 months from the date of such pre-approval. The pre-approval policy provides that the Audit Committee must be promptly informed of the provision of any pre-approved services. Services to be provided by the independent auditor that have not received general pre-approval as set forth in the pre-approval policy require specific pre-approval by the Audit Committee and must be submitted to the Audit Committee by the Chief Financial Officer or the Vice President-Finance and Accounting. Any such submission must include a statement as to whether, in such officer's view, the request or application is consistent with maintaining the independence of the independent auditor in accordance with the SEC's rules on auditor independence. All services rendered by Ernst & Young LLP in 2004 were subject to the applicable current pre-approval policy.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if such representatives desire to do so. The representatives of Ernst & Young LLP will also be available to answer questions and discuss matters pertaining to the Report of Independent Auditors contained in the financial statements in the Company's Annual Report on Form 10-K.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THIS APPOINTMENT.

                                  PROPOSAL 3:

                 APPROVAL OF THE 2001 EQUITY PARTICIPATION PLAN

     The Board of Directors recommends that the stockholders approve the Oil States International, Inc. 2001 Equity Participation Plan (the "Plan"), as amended and restated effective February 16, 2005.

     Our Board of Directors has approved an amendment to the Plan. The Plan, as amended and restated, provides for a 2,000,000 share increase in the number of shares authorized for issuance thereunder from 5,700,000 shares to 7,700,000 shares. In addition, the Plan has been amended to provide greater flexibility for the award of equity-based compensation to our directors. This amendment, which is subject to stockholder approval, will be considered by our stockholders at the Annual Meeting.

     Assuming the amendment is approved by stockholders at the Annual Meeting, the Compensation Committee intends to reconsider the practice of making automatic grants of options to purchase 5,000 shares of common stock to directors following the Annual Meeting. The Compensation Committee will consider alternatives to such automatic grants, including the use of restricted stock, changes in vesting terms, changes in the number of shares awarded, stock ownership requirements, and any other matters that the Committee believes are appropriate in order to offer compensation packages to directors that are competitive in the marketplace and will attract and retain skilled executives to our Board of Directors. If the amendment is not approved by stockholders, our directors will continue to receive automatic annual grants of options to purchase 5,000 shares of common stock.

     As of March 31, 2005, there were 3,197,350 stock options and 32,900 restricted stock awards outstanding under the plan. The weighted average exercise price of the outstanding options at March 31, 2005 was 10.07 and such options had a weighted average remaining contractual life of 5.99 years. Shares available for future grant totaled 704,025 before considering the proposed amendment and would total 2,704,025 if the amendment is approved by the stockholders.

     The Plan is our only equity compensation plan. It plays an important role in our efforts to attract and retain employees and directors of outstanding ability on a basis competitive with market practices, and to align the interests of employees and directors with those of stockholders through an increased equity stake in the Company. Approval of the Plan is being sought in order that compensation resulting from awards under the Plan will be fully deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") until 2010.

     Although this discussion summarizes the principal terms and conditions of the Plan, it does not purport to be complete and is qualified in its entirety by reference to the Plan which is attached as Annex A to this Proxy Statement.

PURPOSE

     The purpose of the Plan is to provide a means whereby certain employees, directors, consultants, and advisors of the Company and its subsidiaries or affiliates may acquire and maintain stock ownership in the Company, thereby strengthening their concern for the financial welfare of the Company and its subsidiaries.

ADMINISTRATION

     The Plan is administered by the Compensation Committee or any successor committee appointed by the Board of Directors to administer the Plan (the "Committee"). Subject to the express terms of the Plan, the Committee has the authority, subject to Board approval, to determine which individuals will be granted awards, make awards, set the terms of awards (including price, exercise, vesting and other rights), and upon the occurrence of certain events specified in the Plan, terminate the restrictions imposed on a deferred stock award or restricted stock award, and make adjustments to awards. Further, the Committee is authorized to interpret the Plan and the agreements entered into under the Plan and adopt such rules and regulations, consistent with the provisions of the Plan, to implement and carry out the Plan. All actions taken and interpretations and determinations made by the Committee in good faith are conclusive and binding on the Company and all persons having an interest in the Plan or any award issued under it. The Board of Directors may exercise any of the Committee's rights and duties under the Plan at any time, except with respect to matters governed by the Exchange Act and by the Internal Revenue Code or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

ELIGIBILITY

     Awards may be granted to any individuals who, at the time of the grant, are officers or other employees of, directors of, or consultants to, the Company or its subsidiaries or affiliates ("Eligible Individuals"). Eligibility to participate is determined by the Committee in its sole discretion.

SHARES SUBJECT TO THE PLAN

     Initially, up to 3,700,000 shares of common stock were authorized for issuance under the Plan. In 2002, the Board of Directors and stockholders approved an amendment and restatement of the Plan that increased the number of shares of common stock that may be issued under the Plan to 5,700,000.

     The Board of Directors has approved an amendment and restatement of the Plan that, subject to stockholder approval, would increase by 2,000,000 the number of shares of common stock that may be issued under the Plan to 7,700,000. If stockholder approval is not obtained, the Plan will continue as in effect immediately prior to the amendment and restatement.

     The number of shares subject to awards under the Plan is subject to adjustment by the Committee in the event of changes in the outstanding common stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges and certain other changes in capitalization. If any option, or other right to acquire shares of common stock issued under any other award under the Plan, expires or is cancelled without having been fully exercised, or if shares of common stock are surrendered for payment of the exercise price or purchase price of an award, or if shares of common stock are withheld for payment of applicable employment and/or withholding taxes respecting an award, the shares subject to the award but as to which such award was not exercised prior to its expiration or cancellation or the shares so surrendered or withheld will again be available for the grant of an award under the Plan. Approval of the Plan amendment will permit the re-granting of shares issued under the original 2001 Equity Participation Plan which have expired, were cancelled, or otherwise were not fully exercised. Any such re-grants of expired or cancelled awards or shares surrendered or withheld from payment from the original 3,700,000 shares authorized under the Plan will not be granted if stockholder approval of the restated Plan is not obtained.

AWARDS

     Under the terms of the Plan, the Committee may grant options, restricted stock awards, deferred stock awards, performance awards, dividend equivalents or stock payments. Options may consist of either "incentive stock options," as defined in Section 422 of the Code, or nonqualified stock options. The maximum number of shares of common stock that may be subject to options, restricted stock or deferred stock granted to any one individual in any calendar year may not exceed 400,000 shares of common stock (subject to certain adjustment for mergers, recapitalizations, stock splits and other changes in the common stock). The maximum value of performance awards granted under the Plan to any individual in any calendar year may not exceed $2.5 million.

     Options. Options are evidenced by option agreements, which provide the terms and conditions upon which options are granted and may be exercised. The Committee sets the term of each option at the time of the grant and includes other provisions in the option agreement which it approves and which are not inconsistent with the provisions of the Plan. An option may be exercisable in whole or in installments, as determined by the Committee. The Committee may require that a partial exercise must be with respect to a minimum number of shares. The term of an option is set by the Committee in its discretion; however, the term of incentive stock options cannot exceed 10 years (or 5 years, in the case of incentive stock options granted to an individual owning 10% of the combined voting power of all classes of stock of the Company and any subsidiary). Each option agreement specifies the time that the option vests. At any time after the grant of any option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an option vests. Options granted may include provisions governing the exercise of options subsequent to termination of employment, directorship or consultancy, in the Committee's discretion.

     The Committee determines the price at which a share of common stock may be purchased upon exercise of an option, but such price may not be less than the fair market value of a share of common stock on the date the option is granted. The option price is subject to certain adjustment for mergers, recapitalizations, stock splits and other changes in the common stock. Upon exercise, the purchase price for the option or the portion thereof being exercised must be paid in full in the manner prescribed by the Committee. An option agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of common stock, or the surrender of shares of common stock then issuable on the exercise of the option (plus cash if necessary), having a fair market value equal to the option price. The option agreement may also provide for payment in whole or in part through the delivery of any property that constitutes good and valuable consideration, or through the delivery of a full recourse promissory note bearing interest and payable upon such terms as determined by the Committee. However, the option may not be exercised by delivery of a promissory note where prohibited by law. The terms and conditions of the respective option agreements need not be identical.

     The Committee may set forth in each option agreement such restrictions on the ownership and transferability of shares purchased pursuant to options as it deems appropriate. These restrictions may impose on the optionee a duty to notify the Company of the disposition of shares of common stock acquired pursuant to incentive stock options within certain time frames specified in the Plan.

     Incentive stock options may only be granted to individuals who are employees of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company at the time the option is granted. To the extent that the aggregate fair market value (determined at the time the respective

Incentive Stock option is granted) of common stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such incentive stock options shall be treated as nonqualified stock options. An incentive stock option may not be granted to an individual if, at the time the option is granted, the individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless such incentive stock option conforms to the applicable provisions of
Section 422 of the Code. Any option granted as an incentive stock option under the Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

     Restricted Stock Awards. Under the Plan, the Company may grant Eligible Individuals awards of restricted stock consisting of shares of common stock that are issued but subject to such restrictions as the Committee may provide, including, without limitation, restrictions concerning voting rights and transferability and forfeiture restrictions based on duration of employment with the Company, and Company and individual performance. The Committee determines the other terms and conditions that will apply to any restricted stock award, which may include the achievement of Performance Objectives (as described below). The terms, conditions, and restrictions applicable to a restricted stock award will be set forth in a restricted stock agreement made in conjunction with the award and, subject to the provisions of the Plan, are determined by the Committee in its sole discretion. The terms of restricted stock awards under the Plan need not be identical. After the restricted stock is issued, the Committee may, on such terms and conditions as it deems appropriate, remove any or all of such restrictions, provided the award is not intended to "qualify" as performance-based compensation under Section 162(m) of the Code.

     Unless otherwise provided by the Committee, holders of common stock subject to a restricted stock award have the right to receive dividends with respect to such stock, to vote the stock, and to exercise all other rights of a stockholder with respect thereto, except that shares of restricted stock may not be sold, transferred, pledged or otherwise assigned until all restrictions are terminated or expire. Further, any shares of common stock issued as a distribution on shares of restricted stock shall be subject to the terms set forth in the restricted stock agreement under which such shares of restricted stock were issued.

     Stock certificates reflecting shares of restricted stock cannot be delivered until the applicable restrictions have expired or been removed, and the Secretary of the Company or such other escrow holder as the Committee may appoint will retain custody of such stock certificates until such time.

     Performance Awards. The Company may grant performance awards to Eligible Individuals selected by the Committee. The value of such performance awards may be linked to the achievement of such specific Performance Objectives (as described below) determined to be appropriate by the Committee over any period or periods determined by the Committee. In making such determinations, the Committee will consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular employee or consultant.

     Dividend Equivalents. The Company may grant dividend equivalents to any Eligible Individuals selected by the Committee based on the dividends declared on the common stock, to be credited as of dividend payment dates, during the period between the date an option, deferred stock award or performance award is granted, and the date such option, deferred stock award or performance award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional shares of common stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

     Stock Payments. The Company may make stock payments to any Eligible Individuals selected by the Committee in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the fair market value, book value, net profits or other measure of the value of common stock or other specific performance criteria determined appropriate by the Committee, determined on the date such stock payment is made or on any date thereafter.

     Deferred Stock Award. The Company may grant a deferred stock award to any Eligible Individuals selected by the Committee in the manner determined from time to time by the Committee. The number of shares of deferred stock shall be determined by the Committee and may be linked to the achievement of such specific performance objectives determined to be appropriate by the Committee over any period or periods determined by the Committee. Common stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or Performance Objectives (as described below) set by the Committee, as the case may be. Unless otherwise provided by the Committee, a recipient of deferred stock shall have no rights as a Company stockholder with respect to such deferred stock until such time as the award has vested and the common stock underlying the award has been issued.

     Each performance award, dividend equivalent, and deferred stock award, and/or stock payment will be evidenced by an agreement setting forth the terms and conditions that apply to such award. Such awards are exercisable or payable only while the recipient is an Eligible Individual. However, the Committee may determine that any such award may be exercised or paid subsequent to termination without cause, or following a change in control of the Company, or because of the recipient's retirement, death or disability, or otherwise. Payment of dividend equivalents or stock payments may be made in cash, common stock or a combination of both so long as any payment in common stock is made in accordance with the Plan's general requirements relating to issuance of shares of common stock pursuant to the exercise of options.

PERFORMANCE OBJECTIVES

     Awards under the Plan intended to qualify as performance based compensation under Section 162(m)(4)(C) of the Code will be subject to any additional limitations set forth in Section 162(m) of the Code and any applicable regulations or rulings thereunder that are requirements for such awards to so qualify. Specifically, but not by way of limitation, awards under the Plan, other than stock options, may be linked to the achievement of objectives (the "Performance Objectives"), if any, established by the Committee, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of a division, subsidiary, department or function within the Company or an affiliate in which the Plan participant receiving the award is employed or in individual or other terms, and which will relate to the period of time determined by the Committee. The Performance Objectives intended to qualify under Section 162(m) of the Code will be with respect to one or more of the following: (i) net income; (ii) pre-tax income; (iii) operating income; (iv) cash flow; (v) earnings per share; (vi) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; (vii) return on equity; (viii) return on invested capital or assets; (ix) cost reductions or savings; (x) funds from operations and (xi) appreciation in the fair market value of the Company's common stock. The Committee shall determine, in its discretion at the time of an award, which objectives to use with respect to an award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index or a peer group of companies. A Performance Objective need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses.

ADJUSTMENTS ON CHANGES IN CAPITALIZATION, MERGER OR SALE OF ASSETS

     If the Company pays a stock dividend or other distribution on common stock, or if the Company recapitalizes, reclassifies its capital stock, effects a stock split, merger, consolidation or otherwise changes its capital structure or if the Company sells, transfers, exchanges or otherwise disposes of all or substantially all of the assets of the Company or engages in any similar corporate transaction or event (a "Corporate Transaction"), the Committee has discretion to take any or all of the following actions, if it determines that such action is appropriate to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan or with respect to an award previously made under the Plan: (a) adjust the number and kind of shares of common stock (or other securities or property) with respect to which awards may be made under the Plan, adjust the limits on the number of shares of common stock issuable under the Plan, and/or adjust the award limits applicable to grants of awards to individuals; (b) adjust the number and kind of shares of common stock subject to outstanding awards, and/or (c) adjust the grant or exercise price with respect to any option, performance award, dividend equivalent or stock payment.

     If any Corporate Transaction results in shares of common stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Committee may terminate the Plan as of the date of such transaction and all awards will become the right to receive such cash, securities or other property, net of any exercise price.

     In the event of any Corporate Transaction or any unusual or nonrecurring transactions or events affecting the Company, any of its affiliates, or the financial statements of the Company or any of its affiliates, or any changes in applicable laws, regulations or accounting principles, the Committee has discretion to take any or all of the following actions, in its discretion and on terms and conditions it deems appropriate, if it determines that such action is appropriate to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan or with respect to an award previously made under the Plan: (i) provide automatically, or on the optionee's or grantee's request, for the purchase of any such award for an amount of cash that could have been attained upon the exercise of such award or realization of the optionee's or grantee's rights thereunder had the award been currently exercisable or payable, or the replacement of the award with other rights or property selected by the Committee in its discretion; (ii) provide either in the terms of an award or by action taken prior to such transaction or event, that it cannot be exercised after such transaction or event; (iii) provide either in the terms of an award or by action taken prior to such transaction or event, that for a specified period of time prior to such transaction or event, the award will be exercisable as to all shares covered thereby notwithstanding anything to the contrary in the award agreement or the Plan; (iv) provide either in the terms of an award or by action taken prior to such transaction or event, that upon such transaction or event, such award will be assumed by the successor corporation or parent or subsidiary thereof or will be substituted by similar options, rights or awards covering stock of the successor corporation or parent or subsidiary thereof, with appropriate adjustments to the number and kind of shares and prices; (v) adjust the number and type of shares of common stock subject to outstanding awards and the terms and conditions of future awards;
(vi) provide either in the terms of an award of restricted stock or deferred stock or by action taken prior to such transaction or event, that for a specified period of time prior to such event, the restrictions imposed on such an award or on some or all shares of restricted stock or deferred stock may be terminated; and (vii) make adjustments to the Performance Objectives of any outstanding award.

     Notwithstanding any of the powers described above, except to the extent that an award agreement specifies to the contrary, in the event of a change of control of the Company, all outstanding awards will automatically become fully vested immediately prior to such change of control (or such earlier time as set by the Committee), and all restrictions, if any, applicable to such awards will lapse, and all performance criteria, if any, with respect to such awards will be deemed to have been met at their target level.

     If an award is intended to qualify as performance based compensation under
Section 162(m) of the Code, except for any actions required to be taken in the event of a change of control of the Company, as described above, no action may be taken or adjustment made to the extent it would cause such award to fail to qualify under Section 162(m) of the Code or any successor thereto.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors or the Committee may amend the Plan at any time, except it may not change any award previously granted under the Plan in a manner that would impair the rights of an optionee or grantee without the optionee's or grantee's consent (unless the award agreement specifies otherwise). Further, the Committee may not, without approval of the Company's stockholders (but subject to the Committee's right to make adjustments in the event of changes in the outstanding common stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, and certain other changes in capitalization), amend the Plan to increase the maximum aggregate number of shares of common stock issuable under the Plan or reduce the exercise price of an option or take action that would otherwise require stockholder approval.

     No awards may be granted after the Plan has terminated or while the Plan is suspended. No incentive stock option may be granted under the Plan after February 7, 2011.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief description of the federal income tax consequences generally arising with respect to awards under the Plan and is intended for the information of stockholders to consider with respect to their vote on the Plan and not as tax guidance to participants under the Plan. Participants under the Plan should consult their own tax advisors regarding the specific tax consequences of participation in the Plan, including the application of any state and local tax laws which may differ from federal tax treatment and the effect of other state and local laws, including community property laws.

     Nonqualified Stock Options. As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option. Except as described below under the caption "Potential Income Tax Consequences of Section 16(b) Liability," upon the exercise of a nonqualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option price paid for those shares of common stock. There is no item of tax preference upon such exercise. Upon a subsequent taxable disposition of the shares received upon exercise of a nonqualified stock option, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. Upon an optionee's exercise of a nonqualified stock option, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee provided the Company timely satisfies any federal income tax reporting requirements.

     Incentive Stock Options. No federal income tax is imposed on the optionee upon the grant or exercise of an incentive stock option, except as described below under the caption "Alternative Minimum Tax." If the optionee does not dispose of shares acquired pursuant to the exercise of an incentive stock option within the later of two years after the date the option was granted or within one year after exercise, the difference between the option price and the amount realized on a subsequent taxable disposition of the shares would be treated as capital gain or loss. In this event, the Company would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares so acquired.

     If, however, an optionee disposes of shares acquired pursuant to his exercise of an incentive stock option prior to the end of the two-year or one-year holding period noted above, the disposition would be treated as a disqualifying disposition. The optionee would be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or, in the case of a sale in which a loss would be recognized, the amount realized on such sale) over the option price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as capital gain. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee provided the Company timely satisfies any federal income tax reporting requirements.

     Alternative Minimum Tax. The excess of the fair market value of a share of common stock acquired upon the exercise of an incentive stock option over the option price paid for those shares of common stock must be included in the optionee's alternative minimum taxable income for the year in which the exercise occurs. If, however, the optionee exercises the incentive stock option and disposes of the shares of common stock acquired upon that exercise in the same taxable year and the amount realized is less than the fair market value of the shares on the exercise date, the amount included in the optionee's alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the common stock.

     Payment of Option Price in Stock. In the case of a nonqualified stock option, if the option price is paid by the delivery of shares of common stock previously acquired by the optionee having a fair market value equal to the option price ("Previously Acquired Stock"), gain or loss would not be recognized on the exchange of the Previously Acquired Stock for a like number of shares pursuant to the exercise of the option. The optionee's basis and holding period in the number of shares of common stock received equal to the Previously Acquired Stock would be the same as his basis and holding period in the Previously Acquired Stock. The optionee would, however, be treated as receiving compensation taxable as ordinary income equal to the fair market value on the date of exercise of the shares of common stock received in excess of the number of shares of Previously Acquired Stock, and the optionee's basis in such excess shares would be equal to their fair market value at the time of exercise, and his holding period would begin on the date of exercise except as described below under the caption "Potential Income Tax Consequences of Section 16(b) Liability."

     In the case of an incentive stock option, the federal income tax consequences to the optionee of the payment of the option price with Previously Acquired Stock will depend on the nature of the Previously Acquired Stock. If the Previously Acquired Stock was acquired through the exercise of an incentive stock option or an option granted under a qualified employee stock purchase plan (a "Statutory Option") and if the Previously Acquired Stock is being transferred prior to the expiration of the applicable minimum statutory holding period, the transfer would be treated as a disqualifying disposition of the Previously Acquired Stock. If the Previously Acquired Stock was acquired other than pursuant to the exercise of a Statutory Option, or was acquired pursuant to the exercise of a Statutory Option but has been held for the applicable minimum statutory holding period, no gain or loss would be recognized on the exchange. In either case, (i) the optionee's basis and holding period in the number of shares received equal to the number of shares of Previously Acquired Stock exchanged is the same as his basis and holding period in the Previously Acquired Stock, with such basis increased by any income recognized upon the disqualifying disposition of the Previously Acquired Stock, (ii) the optionee's basis in the shares received in excess of the number of Previously Acquired Stock is zero and his holding period begins on the date of exercise, and (iii) the other incentive stock option rules would apply.

     Payment of Withholding in Stock. In the case of a nonqualified stock option, if the federal or state income tax withholding required with respect to the exercise of an option is paid by the surrender of shares of Previously Acquired Stock having a fair market value equal to the amount of such withholding, any difference between the fair market value of the Previously Acquired Stock at the time of surrender and the adjusted basis of the Previously Acquired Stock would generally be treated as a capital gain or loss. If the Previously Acquired Stock was acquired through the exercise of a Statutory Option and if the Previously Acquired Stock is being surrendered prior to the expiration of the applicable minimum statutory holding period, the surrender would be treated as a disqualifying disposition of the Previously Acquired Stock. If the federal or state income tax withholding required with respect to the exercise of a nonqualified stock option is paid instead by withholding from the total number of shares of common stock exercised a number of shares of common stock having a fair market value equal to the amount of such withholding, although there is no clear authority at this time, it is likely that the optionee would be treated as having fully exercised the option with the same tax treatment as described above with respect to the exercise of an option for cash and having subsequently sold the withheld shares to the Company with no gain or loss recognized on such sale.

     Potential Income Tax Consequences of Section 16(b) Liability. If shares of common stock are received upon the exercise of a nonqualified stock option by an optionee who is subject to liability under Section 16(b) of the 1934 Act, recognition of the compensation attributable to such exercise may under certain circumstances be postponed so long as a sale at a profit of the shares so acquired could subject the optionee to suit under Section 16(b) of the 1934 Act, but not for more than six months. One effect of any postponement would be to measure the amount of compensation taxable to the optionee as ordinary income by reference to the fair market value of such shares at the time such liability to suit under Section 16(b) of the 1934 Act no longer exists (rather than at the earlier date of exercise of the option). Similarly, the fair market value of the shares at that time would become the optionee's basis in the shares for purposes of computing gain or loss upon a subsequent disposition, and the optionee's holding period for the shares would date from that time. An optionee may, however, elect with respect to such shares, pursuant to Section 83(b) of the Code, to recognize the compensation attributable to such exercise at the time of such exercise, in which case his tax treatment would be as described above under the caption "Nonqualified Stock Options." Such election must be made not later than 30 days after the date such shares are transferred to the optionee and is irrevocable.

     Restricted Stock Awards. A grantee of a restricted stock award who does not elect to be taxed at the time of the grant will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction until the termination of the forfeiture restrictions with respect to the restricted stock. Upon termination of the forfeiture restrictions, the grantee will recognize ordinary income in an amount equal to the fair market value of the shares at such time, and the Company, subject to Section 162(m) of the Code, will be entitled to a corresponding deduction, provided the Company timely satisfies any federal income tax reporting requirements. Dividends and distributions (or the cash equivalent thereof) with respect to a grant of restricted stock paid to the grantee before the termination of the forfeiture restrictions will also be compensation income to the grantee when paid and, subject to Section 162(m) of the Code, deductible as such by the Company, provided, if paid in the form of Company Stock, the Company timely satisfies any federal income tax reporting requirements. The grantee of a restricted stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the restricted stock award on the market value of the shares of common stock, in which case the Company will be entitled to a deduction at the same time and in the same amount, provided the Company timely satisfies any federal income tax reporting requirements, and there will be no further federal income tax consequences with respect to the grant of the restricted stock when the forfeiture restrictions terminate and any gain or loss upon subsequent disposition of the common stock will be capital gain or loss. All dividends or distributions with respect to restricted stock for which such an election has been made and which are paid to the grantee before the termination of the forfeiture restrictions will be taxable as dividend income to the grantee when paid and not deductible by the Company. Upon making this election, these tax consequences are irreversible. Thus, if a forfeiture subsequently occurs, the grantee is not entitled to a deduction as a consequence of the forfeiture and the Company must include as ordinary income the amount it previously deducted in the year of the grant with respect to such shares.

     Performance Awards. Grantees receiving performance awards do not realize taxable income at the time of the grant or during the performance period. A performance award, whether paid in cash or common stock, will constitute ordinary income during the year of payment. Such taxable income will be based on the fair market value of the common stock at the payment date. The Company is not entitled to a deduction at the time of grant. When the award is paid, subject to Section 162(m) of the Code, the Company is entitled to a compensation deduction, provided, with respect to an award paid in common stock, the Company timely satisfies any federal income tax reporting requirements.

     Dividend Equivalents. A dividend equivalent paid with respect to an option, deferred stock or performance award will be taxed to the grantee as compensation income and, subject to Section 162(m) of the Code, deductible as such by the Company.

     Stock Payments. If a stock payment is made, the grantee will realize ordinary income during the year of payment. Such taxable income will be based on the fair market value of the stock payment at the payment date. When the stock payment is made, subject to Section 162(m) of the Code, the Company is also entitled to a compensation deduction, provided the Company timely satisfies any federal income tax reporting requirements.

     Deferred Stock Award. The tax treatment will be as described above for "Stock Payments" applicable to the year in which the deferred stock award vests and the common stock underlying the award is issued.

     Section 162(m) of the Code. Section 162(m) of the Code precludes the Company, as a public corporation, from taking a deduction for compensation in excess of $1 million paid in a taxable year to its chief executive officer or any of its four other highest paid officers. However, compensation that qualifies under Section 162(m) as "performance-based" is specifically exempt from the deduction limit. Based on current interpretive authority and assuming that the Plan is approved by the stockholders, the Company's ability to deduct compensation income generated in connection with the exercise of options granted under the Plan should not be limited by Section 162(m) provided that (1) the purchase price per share of common stock subject to such option is not less than the fair market value of a share of common stock at the time such option is granted, and (2) all grants of options under the Plan are made by a committee of the Board comprised solely of non-employee directors. The Plan has been designed to provide flexibility with respect to whether restricted stock awards, performance awards and deferred stock awards will qualify as performance-based compensation under Section 162(m) and, therefore, be exempt from the deduction limit. Assuming that the Plan is approved by the stockholders, if the forfeiture restrictions relating to an award are based solely upon the satisfaction of one of the specifically enumerated performance criteria for qualification under
Section 162(m) set forth in the Plan (see "Performance Objectives" above), all grants of such awards are made by a committee of the Board comprised solely of non-employee directors, and all performance criteria reflected in such awards are established by such committee, then the compensation expense relating to that award should be deductible by the Company if the award becomes vested. However, compensation expense deductions relating to a restricted stock award, performance award or deferred stock award will be subject to the Section 162(m) deduction limitation if the award becomes vested based upon any criteria other than such performance criteria, such as the occurrence of a change of control or vesting based upon continued employment with the Company.

     Parachute Payment Sanctions. Certain provisions in the Plan or that may be included in an agreement with respect to an award under the Plan may give an employee special protections or payments that are contingent on a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the Company's assets. To the extent triggered by the occurrence of any such event, these special protections or payments may constitute "parachute payments" which, when aggregated with other parachute payments received by the employee, may result in the employee's receiving "excess parachute payments," as defined by the Code (a portion of which would be allocated to those protections or payments derived from the Plan). The Company would not be allowed a deduction for any of these excess parachute payments, and the employee would be subject to a nondeductible 20% excise tax in addition to income tax otherwise owed with respect to these payments. The Company has entered into agreements (See "Executive Agreements" above) with certain of its executives that provide that if any such executive becomes subject to these additional taxes, then the Company will pay the executive an additional amount equal to the amount the executive would have received absent the 20% excise tax.

     Section 409A of the Code. Section 409A of the Code applies new requirements to certain types of nonqualified deferred compensation arrangements. While the new requirements should not apply to stock options or restricted stock awards under the Plan, they may apply to other awards under the Plan depending upon how such other awards are structured. Failure to comply with the technical requirements of Section 409A of the Code where applicable will result in affected grantees being assessed an additional 20% tax on deferred compensation when recognized as income for tax purposes, potential acceleration of such income recognition and additional interest. The Company currently intends to structure such other awards to avoid application of Section 409A of the Code, although it is not required to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PLAN.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and the NYSE. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports received by us and representations from certain reporting persons, we believe that during 2004, all of our directors, executive officers and beneficial owners of more than 10% of our common stock complied with all applicable Section 16(a) filing requirements applicable to them, except as disclosed in this paragraph. A Form 4 was not timely filed to reflect the cancellation of stock options at the end of the option's life on one occasion each for Messrs. Slator and Hughes. A Form 4 was not timely filed on one occasion to reflect the surrender of 10,000 shares by Mr. Swanson in payment of taxes due upon the vesting of restricted stock awards. In each of the above instances, the Company had undertaken to file the respective Form 4's on behalf of each reporting person pursuant to a power of attorney granted by each such reporting person to the Company.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 2006 annual meeting of stockholders must be received by the Company at its principal executive office by December 16, 2005 in order for such proposals to be included in the Company's proxy statement and form of proxy for such meeting. Stockholders submitting such proposals are requested to address them to the Secretary, Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002.

     In addition, the Company's Bylaws provide that only such business as is properly brought before the 2006 annual meeting of stockholders will be conducted. For business to be properly brought before the meeting or nominations of persons for election to the Board of Directors to be properly made at the annual meeting by a stockholder, notice must be received by the Secretary at the Company's offices not later than the close of business on December 16, 2005. The notice to the Company must also provide certain information set forth in the Bylaws. A copy of the Bylaws may be obtained upon written request to the Secretary.

                                          By Order of the Board of Directors,

                                          /s/ Robert W. Hampton
                                          Robert W. Hampton
                                          Secretary

Houston, Texas
April 15, 2005

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

                                                                         ANNEX A

                         OIL STATES INTERNATIONAL, INC.

                        2001 EQUITY PARTICIPATION PLAN,
                            AS AMENDED AND RESTATED

                          EFFECTIVE FEBRUARY 16, 2005

                       THE 2001 EQUITY PARTICIPATION PLAN
                                       OF
                         OIL STATES INTERNATIONAL, INC.

     OIL STATES INTERNATIONAL, INC., a Delaware corporation, adopted The 2001 Equity Participation Plan of Oil States International, Inc. (the "Plan"), effective February 19, 2001 (the "Effective Date"), for the benefit of its eligible employees, consultants and directors. This Plan was an amendment and restatement of the 1996 Equity Participation Plan of CE Holdings, Inc. ("ConEmsco Plan").

     The Plan was amended and restated, effective February 19, 2002, to increase the number of shares of Common Stock (as defined below) subject to Options (as defined below) and all other Awards (as defined below) under the Plan. The Plan is hereby being amended and restated, effective February 16, 2005 (the "Restatement Date"), to again increase the number of shares of Common Stock subject to Options and all other Awards under the plan, to be effective as provided in Section 10.4, to condition upon stockholder approval post-Restatement Date re-grants of expired or cancelled Awards or shares surrendered or withheld for payment from the original 3,700,000 shares of Common Stock under the Plan, to be effective as provided in Section 10.4, and to allow for Awards to Directors (as defined below) on the same basis as currently permitted to Employees (as defined below).

     The purposes of this Plan are as follows:

          (1) To provide an additional incentive for Directors, Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of Directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

     1.1 General. All references to share numbers and dollar amounts in this Plan shall be deemed to give effect to the concurrent reverse three-for-one split of the Common Stock to be effected on or before the Effective Date. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

     1.2 Affiliate. "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by the Company or controls the Company as determined by the Committee.

     1.3 Award Limit.  "Award Limit" shall mean 400,000 shares of Common Stock.

     1.4 Board.  "Board" shall mean the Board of Directors of the Company.

     1.5 Change of Control. "Change of Control" shall mean any of the following:

          (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate, SCF III, L.P., SCF IV, L.P., or any affiliate of SCF-III, L.P. or SCF-IV, L.P. or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), acquires "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities; provided, however, that if the Company engages in a merger or consolidation in which the Company or surviving entity in such merger or consolidation becomes a subsidiary of another entity, then references to the Company's then outstanding securities shall be deemed to refer to the outstanding securities of such parent entity;

          (b) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (i) are directors of the Company as of the Effective Date, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least two-thirds of the Incumbent Directors at the time of such election or nomination, but Incumbent Director shall not include an individual whose election or nomination occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or (2) an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

          (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity (or if the surviving entity is or shall become a subsidiary of another entity, then such parent entity)) more than 50% of the combined voting power of the voting securities of the Company (or such surviving entity or parent entity, as the case may be) outstanding immediately after such merger or consolidation;

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company; or

          (e) the sale or disposition (other than a pledge or similar encumbrance) by the Company of all or substantially all of the assets of the Company other than to a subsidiary or subsidiaries of the Company.

     1.6 Code.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.7 Committee. "Committee" shall mean the Board or a subcommittee of the Board appointed as provided in Section 9.1.

     1.8 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

     1.9 Company. "Company" shall mean Oil States International, Inc., a Delaware corporation.

     1.10 Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

     1.11 Director. "Director" shall mean a member of the Board who is not an Employee.

     1.12 Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

     1.13 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Affiliate or Subsidiary.

     1.14 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.15 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (as reported in any reporting service approved by the Committee), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock on the date of an initial public offering of Common Stock shall be the offering price under such initial public offering.

     1.16 Grantee. "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, or Stock Payment, or an award of Deferred Stock, under this Plan.

     1.17 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     1.18 Option. "Option" shall mean a stock option granted under Article III of this Plan). An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Directors, consultants and Employees employed by an Affiliate that is not a Subsidiary shall be Non-Qualified Stock Options.

     1.19 Optionee. "Optionee" shall mean an Employee, consultant or Director granted an Option under this Plan.

     1.20 Performance Award. "Performance Award" shall mean a performance or incentive award, other than an Option, Restricted Stock, Deferred Stock or Stock Payments, that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

     1.21 Performance Objectives. "Performance Objectives" means the objectives, if any, established by the Committee that are to be achieved with respect to an Award granted under this Plan, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of a division, subsidiary, department or function within the Company or an Affiliate in which the Participant receiving the Award is employed or in individual or other terms, and which will relate to the period of time determined by the Committee. The Performance Objectives intended to qualify under Section 162(m) of the Code shall be with respect to one or more of the following: (i) net income; (ii) pre-tax income; (iii) operating income; (iv) cash flow; (v) earnings per share; (vi) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; (vii) return on equity; (viii) return on invested capital or assets; (ix) cost reductions or savings; (x) funds from operations and (xi) appreciation in the fair market value of the Company's common stock. Which objectives to use with respect to an Award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index or a peer group of companies, shall be determined by the Committee in its discretion at the time of grant of the Award. A Performance Objective need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses.

     1.22 Plan. "Plan" shall mean The 2001 Equity Participation Plan of Oil States International, Inc.

     1.23 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.24 Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

     1.25 Restricted Stockholder. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

     1.26 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.27 Stock Payment. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee or consultant in cash, awarded under Article VII of this Plan.

     1.28 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

     2.1 Shares Subject to Plan.

     (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, or Stock Payments shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed seven million seven hundred thousand (7,700,000), subject to the requirements of Section 10.4. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Options, Restricted Stock or Deferred Stock granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. The maximum value of Performance Awards granted under the Plan to any individual in any calendar year shall not exceed $2.5 million.

     2.2 Add-back Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, if shares of Common Stock are surrendered for payment of the exercise price or purchase price of an Award of if shares of Common Stock are withheld for payment of applicable employment and/or withholding taxes respecting an Award, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation or the number of shares so surrendered or withheld for payment may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Any post-Restatement Date re-grant of expired or cancelled awards or shares surrendered or withheld for payment from the original 3,700,000 shares of Common Stock under the Plan shall be subject to the requirements of Section 10.4.

                                  ARTICLE III

                              GRANTING OF OPTIONS

     3.1 Eligibility. Any Employee, Director or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option.

     3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code,

     3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary.

     3.4 Granting of Options

     (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

          (i) Select from among the Employees, Directors or consultants (including Employees, Directors or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees, Directors or consultants;

          (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

          (iv) Determine the terms and conditions of such Options, consistent with this Plan.

     (b) Upon the selection of an Employee, Director or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

     (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                                   ARTICLE IV

                                TERMS OF OPTIONS

     4.1 Option Agreement. Each Option shall be evidenced by a Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that, except as provided in
Section 8.1 with respect to assumed options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

     4.3 Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary).

     4.4 Option Vesting

     (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

     (b) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(b), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

     5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part; however, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

          (b) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee may in its discretion or provide in the grant agreement (i) that payment may be made, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery not in excess of the aggregate exercise price of the Option or exercised portion thereof and subject to such other limitations as the Committee may impose thereon, (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof,
     (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee, (v) allow payment through a cashless-broker procedure approved by the Company, or (vi) allow payment through any combination of the consideration provided above. In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     5.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

     5.5 Ownership and Transfer Restrictions. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Optionee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Optionee or (ii) one year after the transfer of such shares to such Optionee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                           AWARD OF RESTRICTED STOCK

     6.1 Award of Restricted Stock

     (a) The Committee shall from time to time, in its absolute discretion:

          (i) Select from among the Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

          (ii) Determine the terms and conditions applicable to such Restricted Stock, consistent with this Plan, which may include the achievement of Performance Objectives.

     (b) Upon the selection of an Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     6.2 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a Restricted Stock Agreement, which shall be executed by the selected Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     6.3 Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.4.

     6.4 Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

     6.5 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     6.6 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VII

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

     7.1 Performance Awards. Any Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the achievement of such specific Performance Objectives determined appropriate by the Committee over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or consultant.

     7.2 Dividend Equivalents. Any Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Deferred Stock or Performance Award is granted, and the date such Option, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

     7.3 Stock Payments. Any Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     7.4 Deferred Stock. Any Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the achievement of such specific Performance Objectives determined to be appropriate by the Committee over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or Performance Objectives set by the Committee, as the case may be. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

     7.5 Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by an agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     7.6 Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

     7.7 Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to termination of employment or termination of consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

     7.8 Payment. Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of
Section 5.3.

                                  ARTICLE VIII

                        MERGED PLANS/REPLACEMENT AWARDS

     8.1 The following plans have been merged into this Plan: the Sooner, Inc. 1998 Stock Option Plan and the HWC Energy Services, Inc. 1997 Stock Option Plan, and all stock options and other stock-based awards granted under such plans are converted into options and awards under this Plan with respect to Common Stock. In addition, the individual stock option grants made outside of a plan by Sooner, Inc. and PTI Group, Inc. to their respective employees and outstanding on the date of their respective mergers with the Company or a Company Subsidiary also are hereby assumed and converted into Company options. The number of shares and the exercise price of each assumed award shall be made pursuant to the applicable merger agreement between the Company and the stockholders of such entities.

                                   ARTICLE IX

                                 ADMINISTRATION

     9.1 Committee. The Committee members shall be appointed by and hold office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     9.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     9.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     9.4 Compensation; Professional Assistance, Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     10.1 Not Transferable. Except as provided below, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. An Optionee may, with the consent of the Committee, transfer a Nonqualified Stock Option to such family members and persons as may be permitted by this Committee, subject to such restrictions and limitations, if any, that the Committee, in its discretion, may impose on such transfer.

     During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

     10.2 Amendment, Suspension or Termination of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or reduce the exercise price of an Option, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments, materially alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

     10.3 Changes in Common Stock or Assets of the Company; Acquisition or Liquidation of the Company and Other Corporate Events.

     (a) Subject to Section 10.3(e), in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the, Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

          (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

          (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

          (iii) the grant or exercise price with respect to any Option, Performance Award, Dividend Equivalent or Stock Payment.

     (b) Subject to Section 10.3(e), in the event of any corporate transaction or other event described in Section 10.3(a) which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Committee will have the right to terminate this Plan as of the date of the event or transaction, in which case all options, rights and other awards granted under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

     (c) Subject to Section 10.3(e), in the event of any corporate transaction or other event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either automatically or upon the Optionee's request, for either the purchase of any such Option,

     Performance Award, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the Optionee's rights had such option, right or award been currently exercisable or payable or the replacement of such option, right or award with other rights or property selected by the Committee in its sole discretion;

          (ii) In its sole and absolute discretion, the Committee may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

          (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that, for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (1) Section 4.4 or (2) the provisions of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

          (iv) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

          (v) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

          (vi) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated; and

          (vii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments to the Performance Objectives of any outstanding award.

     (d) Notwithstanding anything in Sections 10.3(a), 10.3(c) or 10.3(e) to the contrary, except to the extent an award agreement expressly provides to the contrary, in the event of a Change of Control of the Company all outstanding awards automatically shall become fully vested immediately prior to such Change in Control (or such earlier time as set by the Committee), all restrictions, if any, with respect to such awards shall lapse, all performance criteria, if any, with respect to such awards shall be deemed to have been met at their target level.

     (e) With respect to an award intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this
Section 10.3, other than as provided in Section 10.3(d), shall be taken by the Committee to the extent that such adjustment or action would cause such award to fail to so qualify under Section 162(m) or any successor provisions thereto.

     10.4 Approval of Amended and Restated Plan by Stockholders. The amendment and restatement of this Plan will be submitted for the approval of the Company's stockholders within twelve months after the

Restatement Date. Options, Performance Awards, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval with respect to the additional two million shares of Common Stock authorized for awards under Section 2.1 of this amendment and restatement (the "Additional Shares"), and with respect to post-Restatement Date re-grants of expired or cancelled Awards or shares of Common Stock surrendered or withheld for payment from the original 3,700,000 shares of Common Stock under the Plan pursuant to Section 2.2 (the "Re-Granted Shares"), provided that such Options, Performance Awards, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this amendment and restatement of the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all such Options, Performance Awards, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan, to the extent made with respect to the Additional Shares or Re-Granted Shares, shall thereupon be canceled and become null and void.

     10.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by applicable tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent or Stock Payment. Subject to the timing requirements of Section 5.3, the Committee may, in its discretion and in satisfaction of the foregoing requirement, allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or afterward (or allow the return of shares of Common Stock) having a Fair Market Value equal to the minimum tax sums required to be withheld by the Company. Notwithstanding the foregoing, any such person who is subject to Section 16b with respect to Company Stock may direct that the Company's tax withholding obligation be satisfied by withholding the appropriate number of shares from such award and/or the "constructive" tender already-owned shares of Common Stock.

     10.6 Loans. The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option, Performance Award, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan, The terms and conditions of any such loan shall be set by the Committee.

     10.7 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any award intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code.

     10.8 Effect of Plan Upon Options and Compensation Plans. Except as provided in Section 8.1, this Plan amendment and restatement shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, entity or association.

     10.9 Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     10.10 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     10.11 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Texas without regard to conflicts of laws thereof.

                         OIL STATES INTERNATIONAL, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
           FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 18, 2005

      The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Oil States International, Inc. (the "Company") to be held on May 18, 2005, and the Proxy Statement in connection therewith, each dated April 15, 2005, and (2) constitutes and appoints Douglas E. Swanson and Cindy B. Taylor, and each of them, his attorneys and proxies, with full power of substitution to each, for and in the name, place, and stead of the undersigned, to vote, and to act with respect to, all of the shares of common stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at that meeting and at any meeting(s) ("Adjournment(s)") to which that meeting is adjourned, as indicated on reverse:

                                  PLEASE SIGN BELOW, DATE, AND RETURN PROMPTLY.

                                  Dated: ________________________________, 2005

                                  Signed: _____________________________________
                                  _____________________________________________
                                  _____________________________________________

   IMPORTANT: Please sign exactly as name appears to the left. When signing on behalf of a corporation, partnership, estate, trust, or in other representative capacity, please sign name and title. For joint accounts, each joint owner must sign.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OF THIS CARD. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE SELECTION OF AUDITORS AND FOR THE APPROVAL OF THE 2001 EQUITY PARTICIPATION PLAN, AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 16, 2005. IN ORDER FOR THIS PROXY TO BE VALID, IT MUST BE SIGNED ON THE REVERSE SIDE OF THIS CARD.

PROXY

1.    ELECTION OF DIRECTORS:

      FOR all nominees listed below except as
      marked to the contrary below [ ]
      (1) L.E. Simmons                       WITHHOLD AUTHORITY to vote for all
      (2) Douglas E. Swanson                 nominees listed to the left. [ ]

      INSTRUCTION: To withhold authority to vote
      for any individual nominee, write the number of
      the nominee in the space provided.
      ________________________________       __________________________________

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE AUDITORS OF THE COMPANY FOR THE CURRENT YEAR:

                  FOR [ ]          AGAINST [ ]           ABSTAIN [ ]

3. APPROVAL OF THE OIL STATES INTERNATIONAL, INC. 2001 EQUITY PARTICIPATION PLAN, AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 16, 2005.

                         FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

4. IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.
          If you plan to attend the Annual Meeting, check this box: [ ]